Exhibit 10.1

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Triple asterisks denote omissions.

LICENSE AND OPTION AGREEMENT

By and between

IMMUNOGEN, INC.

AND

VERTEX PHARMACEUTICALS INCORPORATED

TABLE OF CONTENTS

ARTICLE 1	DEFINITIONS	1

ARTICLE 2	RESEARCH; OPTION EXERCISE	25

ARTICLE 3	GRANT OF LICENSES	31

ARTICLE 4	DEVELOPMENT, COMMERCIALIZATION AND MANUFACTURING	34

ARTICLE 5	REGULATORY	37

ARTICLE 6	UPFRONT FEE; MILESTONES AND ROYALTIES; PAYMENTS	38

ARTICLE 7	EXCLUSIVITY	49

ARTICLE 8	INTELLECTUAL PROPERTY RIGHTS	51

ARTICLE 9	CONFIDENTIALITY	65

ARTICLE 10	REPRESENTATIONS AND WARRANTIES	69

ARTICLE 11	INDEMNIFICATION	72

ARTICLE 12	TERM AND TERMINATION	74

ARTICLE 13	MISCELLANEOUS	78

SCHEDULES
Schedule 1.33	Baseball Arbitration Procedures
Schedule 1.68	Chemical Structure of [***]
Schedule 1.88	Chemical Structure of [***]
Schedule 1.107	ImmunoGen Patents
Schedule 1.160	Pre-Signing [***] Vertex Targets
Schedule 1.161	Pre-Signing [***] Vertex Target
Schedule 2.2.1	Research Plan
Schedule 2.4.2	Materials & Information

i

LICENSE AND OPTION AGREEMENT

This LICENSE AND OPTION AGREEMENT (this “Agreement”) is entered into and made effective as of February 27, 2023 (the “Effective Date”), by and between ImmunoGen, Inc., a Massachusetts corporation, having its principal place of business at 830 Winter Street, Waltham, Massachusetts 02451 (“ImmunoGen”), and Vertex Pharmaceuticals Incorporated, a Massachusetts corporation, having its principal place of business at 50 Northern Avenue, Boston, MA 02210 (“Vertex”). ImmunoGen and Vertex will be referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, ImmunoGen is the owner of or otherwise controls certain rights in proprietary technology and know-how relating to antibody-drug conjugates;

WHEREAS, Vertex has extensive experience and expertise in the development and commercialization of biopharmaceutical products; and

WHEREAS, pursuant to the terms and conditions set forth herein, Vertex desires to obtain, and ImmunoGen desires to grant to Vertex, (a) research and manufacturing licenses under such proprietary technology and know-how with respect to Evaluation ADCs (as defined below) and (b) an option to obtain the exclusive license under such proprietary technology and know-how for the research, development, and commercialization of Products (as defined below).

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, the following terms will have the meanings set forth in this Article 1 (Definitions) unless context dictates otherwise:

1.1“Accounting Standards” means United States generally accepted accounting principles, consistently applied.

1.2“Achieved Milestone Event” has the meaning set forth in Section 6.3.2 (Skipped Milestones).

1.3“Acquired Party” has the meaning set forth in Section 7.2.1 (Exceptions).

1.4“ADC” means a compound that incorporates, is comprised of, or is otherwise derived from an Antibody conjugated to [***] Compound. The means by which an Antibody is conjugated [***].

1.5“Additional [***] Vertex Target Fee” has the meaning set forth in Section 6.1.2 (Upfront Fee; Additional Vertex Targets).

1.6“Additional [***] Vertex Target Fee” has the meaning set forth in Section 6.1.2 (Upfront Fee; Additional Vertex Targets).

1.7“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such first Person for so long as such other Person controls, is controlled by or is under common control with such first Person, regardless of whether such other Person is an Affiliate or becomes an Affiliate on or after the Effective Date. A Person will be deemed to “control” another Person if it (a) owns, directly or indirectly, beneficially or legally, more than fifty percent (50%) of the outstanding voting securities or capital stock of such other Person, or has other comparable ownership interests with respect to such other Person other than a corporation; or (b) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of such other Person.

1.8“Alliance Manager” has the meaning set forth in Section 2.8.1 (Alliance Managers; Appointment).

1.9“Annual Net Sales” means, with respect to a Product, the total Net Sales of such Product in the Territory in a particular Calendar Year.

1.10“Antibody” means a polypeptide that specifically binds an antigen, which polypeptide comprises: (a) one or more immunoglobulin variable domains; (b) fragments, variants, modifications or derivatives of such immunoglobulin variable domains irrespective of origin or source, including antigen-binding portions thereof (including Fab, Fab’, F(ab’)2, Fv, dAb and CDR fragments), single chain antibodies (scFv), chimeric antibodies, monospecific antibodies, multi-specific antibodies (including bispecific antibodies (e.g., biparatopic antibodies)), diabodies and other polypeptides, any of which contain at least a portion of an immunoglobulin that is sufficient to confer specific antigen binding to the polypeptide; or (c) in each case (a) and (b) above, humanized or fully human versions thereof.

1.11“Antitrust Clearance Date” means, with respect to an Option, the earliest date on which the Parties have actual knowledge that (a) if an HSR Filing was made with respect to Vertex’s exercise of such Option, all applicable waiting periods under the HSR Act have expired or have been terminated; and (b) if any other Antitrust Filings were made with respect to Vertex’s exercise of such Option, all applicable waiting periods have expired or have been terminated or all applicable consents have been received with respect to such Antitrust Filings as necessary to permit Vertex to consummate the transactions contemplated under this Agreement upon Vertex’s exercise of such Option.

1.12“Antitrust Filing” means an HSR Filing or any other antitrust filing by ImmunoGen or Vertex or any of their Affiliates to comply with antitrust clearance processes with respect to the transactions contemplated under this Agreement upon Vertex’s exercise of an Option.

1.13“Applicant” has the meaning set forth in Section 8.4.2 (Access to Confidential Information).

1.14“Applicant Response” has the meaning set forth in Section 8.4.3(b) (Disclosure of Applicant Response).

1.15“Arising ImmunoGen IP” means Arising ImmunoGen Know-How and Arising ImmunoGen Patents.

1.16“Arising ImmunoGen Know-How” means any Arising Know-How that (a) is an improvement, enhancement or modification to any [***]; or (b) as between the Parties, is created or invented solely by or on behalf of ImmunoGen or its Affiliates and is not [***]. For clarity, any Arising Know-How that is an improvement, enhancement or modification to any Arising ImmunoGen Know-How covered by clause (a) and is not [***] will be Arising ImmunoGen Know-How.

1.17“Arising ImmunoGen Patents” means any Arising Patent that claims any Arising ImmunoGen Know-How, and does not claim any [***].

1.18“Arising IP” means Arising Know-How and Arising Patents.

1.19“Arising Joint IP” means Arising Joint Know-How and Arising Joint Patents.

1.20“Arising Joint Know-How” means any Arising Know-How that is created or invented jointly by or on behalf of ImmunoGen or its Affiliates, on the one hand, and Vertex or its Affiliates, on the other hand, and is not [***].

1.21“Arising Joint Patents” means any Arising Patent that claims (a) any Arising Joint Know-How [***]; (b) [***] or (c) [***].

1.22“Arising Know-How” means any Know-How created or invented during the Term in the course of activities conducted pursuant to this Agreement by or on behalf of a Party (or its Affiliates) or jointly by or on behalf of the Parties (or their respective Affiliates).

1.23“Arising Overlapping IP” means [***].

1.24“Arising Overlapping Know-How” means [***].

1.25“Arising Overlapping Patents” means [***].

1.26“Arising Patent” means any Patent Right that claims any Arising Know-How.

1.27“Arising Vertex IP” means Arising Vertex Know-How and Arising Vertex Patents.

1.28“Arising Vertex Know-How” means any Arising Know-How that (a) is an improvement, enhancement or modification to any [***] and is not [***]; or (b) as between the Parties, is created or invented solely by or on behalf of Vertex or its Affiliates and is not (i) [***], (ii) an improvement, enhancement or modification to any [***] or (iii) [***]. For clarity, any Arising Know-How that is an improvement, enhancement or modification to any Arising Vertex Know-How covered by clause (a) and is not [***] will be Arising Vertex Know-How.

1.29“Arising Vertex Patents” means any Arising Patent that claims any Arising Vertex Know-How and does not claim any [***].

1.30“Audit Arbitrator” has the meaning set forth in Section 6.12.2 (Audit Dispute).

1.31“Availability Notice” has the meaning set forth in Section 2.1.2(b) (Availability Notice).

1.32“Available Target” means, at the time of Vertex’s delivery of the applicable Nomination Notice, any Target that is not an Unavailable Target.

1.33“Baseball Arbitration” means the arbitration procedures set forth in Schedule 1.33 (Baseball Arbitration Procedures).

1.34“Baseball Expert” has the meaning set forth in Schedule 1.33 (Baseball Arbitration Procedures).

1.35“Biosimilar Application” has the meaning set forth in Section 8.4.1 (Notice).

1.36“Biosimilar Product” means, with respect to a particular Product in a particular country, a product on the market in such country commercialized by any Third Party that is not a Sublicensee and that did not purchase such product in a chain of distribution that included any of Vertex or its Affiliates or Sublicensees, that (a) is approved by the applicable Regulatory Authority, under any then-existing Law in the applicable country pertaining to approval of generic or biosimilar biologic products, as a “generic” or “biosimilar” (or foreign equivalent) version of such Product, which approval relies on or references information in a BLA for such Product, or (b) is otherwise recognized by the applicable Regulatory Authority as a biosimilar or interchangeable product (or foreign equivalent) to such Product.

1.37“BLA” means a Biologics License Application (within the meaning of 21 C.F.R. 601.2), or any corresponding application in the Territory (including any corresponding foreign application or future corresponding application in the U.S.), including, with respect to the European Union, a Marketing Authorization Application filed with the EMA pursuant to the Centralized Approval Procedure or with the applicable Regulatory Authority of a country in Europe with respect to the mutual recognition or any other national approval procedure.

1.38“BPCIA” has the meaning set forth in Section 8.4.1 (Notice).

1.39“Breaching Party” has the meaning set forth in Section 12.2.1 (Termination for Cause).

1.40“Business Day” means a day other than a Saturday or Sunday on which banking institutions in Boston, Massachusetts are permitted to be open for business.

1.41“Calendar Quarter” means a period of three (3) consecutive months ending on the last day of March, June, September, or December, respectively, except that the first Calendar Quarter of the Term will commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date and the last Calendar Quarter of the Term will end on the last day of the Term.

1.42“Calendar Year” means a period of twelve (12) consecutive months beginning on January 1 and ending on December 31, except that the first Calendar Year of the Term will commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term will commence on January 1 of the year in which the Term ends and end on the last day of the Term.

1.43“CDA” means that certain Mutual Confidentiality Agreement by and between the Parties dated as of [***].

1.44“cGMP” means the current Good Manufacturing Practices as set forth (and as amended from time to time) in the International Conference on Harmonisation of Technical Requirements for

Registration of Pharmaceuticals for Human Use (ICH) Harmonized Tripartite Guideline, Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients, Q7 (ICH Q7), the EU Guidelines to Good Manufacturing Practice Medicinal Products for Human and Veterinary Use in Volume 4 of the European Commission’s Rules governing medicinal products in the European Union, and the United States Code of Federal Regulations 21 C.F.R. Parts 4, 210, 211, 600, and 610.

1.45“Challenge” means any challenge to the patentability, validity, or enforceability of any of the ImmunoGen Patents, including: (a) filing a declaratory judgment action in which any of the ImmunoGen Patents is alleged to be invalid or unenforceable; (b) citing prior art with respect to any of the ImmunoGen Patents pursuant to 35 U.S.C. §122 or §301, filing a request for re-examination of any of the ImmunoGen Patents pursuant to 35 U.S.C. §302 or §311, filing a petition to request an inter partes review of any of the ImmunoGen Patents pursuant to 35 U.S.C. §311, or filing a petition to request a post-grant review of any of the ImmunoGen Patents pursuant to 35 U.S.C. §321; or (c) filing or commencing any re-examination, opposition, cancellation, nullity or similar proceeding against any of the ImmunoGen Patents in any country.

1.46“Challenge Jurisdiction” has the meaning set forth in Section 6.9.5(a) (Effect of Patent Challenge; General).

1.47[***].

1.48“Challenged Patent Rights” has the meaning set forth in Section 6.9.5(a) (Effect of Patent Challenge; General).

1.49“Change of Control” means, with respect to a Party, any of the following: (a) the acquisition of beneficial ownership, directly or indirectly, by any Person (other than such Party or an existing Affiliate of such Party) of securities or other voting interest of such Party representing a majority or more of the combined voting power of such Party’s then outstanding securities or other voting interests, (b) any merger, reorganization, consolidation or business combination involving such Party with a Third Party that results in the holders of beneficial ownership of the voting securities or other voting interests of such Party (or, if applicable, the ultimate parent of such Party) immediately prior to such merger, reorganization, consolidation or business combination ceasing to hold beneficial ownership of more than 50% of the combined voting power of the surviving entity immediately after such merger, reorganization, consolidation or business combination, or (c) any sale, lease, exchange, contribution or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of such Party to which this Agreement relates, other than a sale or disposition of such assets to an existing Affiliate of such Party. Notwithstanding the foregoing, any: (i) reorganization, spin-out, or merger with an Affiliate; (ii) acquisition, consolidation, or reorganization undertaken for tax planning purposes or as a result of a corporate restructuring of a Party’s parent company or any of its Affiliates; or (iii) sale, lease, exchange, contribution, or other transfer of the assets of a Party undertaken for tax planning purposes or as a result of a corporate restructuring of a Party’s parent company or any of its Affiliates, in each case ((i)-(iii)) will not constitute a Change of Control.

1.50“Clinical Study” means a Phase I Clinical Study, Phase II Clinical Study, Phase III Clinical Study, Phase IV Clinical Study or any other study in which human subjects or patients are dosed with a drug, whether approved or investigational.

1.51“Combination” has the meaning set forth in Section 1.140 (Net Sales).

1.52“Commercialization” and “Commercialize” means any and all activities related to the preparation for sale of, offering for sale of, or sale of a Licensed Compound or a Product, including activities related to marketing, promoting, distributing, importing and exporting such Licensed Compound or Product, and, for purposes of setting forth the rights and obligations of the Parties under this Agreement, will be deemed to include conducting Medical Affairs Activities and conducting Phase IV Clinical Studies, and interacting with Regulatory Authorities or other Governmental Authorities regarding any of the foregoing. When used as a verb, “to Commercialize” or “Commercializing” means to engage in Commercialization, and “Commercialized” has a corresponding meaning.

1.53“Commercially Reasonable Efforts” means, with respect to the efforts to be expended by any Person with respect to any objective, reasonable, diligent and good faith efforts to accomplish such objective. With respect to Vertex’s obligations set forth in Section 4.1.1 (Development Responsibility) and Section 4.2 (Commercialization) to Develop and Commercialize a Product, respectively, “Commercially Reasonable Efforts” means that level of efforts and resources commonly dedicated by a similarly situated international company in the pharmaceutical or biotechnology industry to the development or commercialization, as the case may be, of a product of similar commercial potential at a similar stage in its lifecycle, in each case taking into account, [***].

1.54“Common Ownership Legislation” means the legislation on conditions for patentability and novelty, as codified at 35 U.S.C. § 102(c) (Common Ownership Under Joint Research Agreements).

1.55“Competing ADC” means any ADC with respect to which ImmunoGen and its Affiliates is restricted from performing any activities pursuant to Section 7.1 (ImmunoGen Exclusivity Obligation).

1.56“Competing Program” means any activities that, if performed by ImmunoGen or its Affiliates, would constitute a breach of Section 7.1 (ImmunoGen Exclusivity Obligation).

1.57“Competitive Infringement” has the meaning set forth in Section 8.3.2(a) (Against Competitive Infringement).

1.58“Confidential Information” means any Know-How or other information or data provided orally, visually, in writing or other form by or on behalf of one (1) Party (or an Affiliate or representative of such Party) to the other Party (or to an Affiliate or representative of such Party) in connection with this Agreement, whether prior to, on, or after the Effective Date, including information relating to the terms of this Agreement, any Licensed Compound or any Product (including Regulatory Filings), any Exploitation of any Licensed Compound or any Product, any Know-How with respect thereto developed by or on behalf of the disclosing Party or its Affiliates, or the scientific, regulatory or business affairs or other activities of either Party. In addition, each Party’s confidential information under the CDA will be deemed to be such Party’s Confidential Information under this Agreement. Notwithstanding the foregoing, (a) the existence and terms of this Agreement will be deemed to be the Confidential Information of both Parties, and both Parties will be deemed to be the receiving Party and the disclosing Party with respect thereto; (b) all (i) reports provided by Vertex to ImmunoGen under Section 4.1.2 (Development Reports) and Section 6.10 (Reports; Payment) and (ii)  [***] ((i) and (ii)), to be the Confidential Information of Vertex, and Vertex will be deemed to be the disclosing Party and ImmunoGen will be deemed to be the receiving Party with respect thereto; (c)  [***], and ImmunoGen will be deemed to be the disclosing Party and Vertex will be deemed to be the receiving Party with respect thereto; and (d)[***], and both Parties will be deemed to be the receiving Party and the disclosing Party with respect thereto; provided, however, that (A) clause (c) will not prevent Vertex or any of its Affiliates, licensees or sublicensees from, subject to the terms and conditions of this Agreement, using or disclosing any Arising Overlapping Know-How for its or their internal purposes, or for research, development, manufacture, commercialization or other exploitation of its or their technology or products and (B) clause (d) will not prevent either Party or any of its Affiliates, licensees or sublicensees from, subject to the terms and conditions of this Agreement (including the grant of any exclusive rights or covenants to Vertex hereunder), using or disclosing any Arising Joint Know-How for its or their internal purposes, or for research, development, manufacture, commercialization or other exploitation of its technology or products.

1.59“Control” means, with respect to a Person and any Regulatory Filings, material, Know-How, Patent Right or other intellectual property right, the possession by such Person or any of its Affiliates of the right, whether through ownership or license (other than by a license under this Agreement), to grant the licenses, sublicenses or other rights as provided herein without violating the terms of any agreement or other arrangement with any Third Party. Notwithstanding anything to the contrary in this Agreement, if either Party or any of its Affiliates undergoes a Change of Control, then any Regulatory Filings, material, Patent Rights, Know-How or other intellectual property rights that are owned, licensed or controlled immediately prior to the effective date of such Change of Control by a Third Party that becomes an Affiliate of such Party as a result of such Change of Control will be deemed not to be Controlled by such Party or its Affiliates for purposes of this Agreement unless (a) prior to the effective date of such Change of Control, such Party or any of its Affiliates also Controlled such Regulatory Filings, material, Patent Rights, Know-How or other intellectual property rights; (b) such Regulatory Filings, material, Patent Rights, Know-How or other intellectual property rights arose from participation by employees, subcontractors or consultants of (i) such Party (or any of its pre-existing Affiliates prior to such Change of Control) or (ii) such Third Party (or any of its pre-existing Affiliates prior to such Change of Control), in the case of this clause (ii), in any activities under this Agreement (before or after the consummation of such Change of Control); (c) such Regulatory Filings, material, Patent Rights, Know-How or other intellectual property rights owned, licensed or controlled by such Third Party are (or have been) used in the performance of activities under this Agreement (before or after the consummation of such Change of Control); or (d) such Regulatory Filings, material, Patent Rights, Know-How or other intellectual property rights were created or invented using or incorporating such Party’s (or its pre-existing Affiliate’s prior to such Change of Control) Know-How or Patent Rights; in which case (i.e., any of the foregoing (a) through (d) is met), such Regulatory Filings, material, Patent Rights, Know-How or other intellectual property rights will be “Controlled” by such Party or its Affiliates for purposes of this Agreement.

1.60“Convicted Individual” or “Convicted Entity” means an individual or entity, as applicable, who has been convicted of a criminal offense that falls within the ambit of 21 U.S.C. §335a(a) or 42 U.S.C. §1320a-7(a), but has not yet been excluded, debarred, suspended or otherwise declared ineligible.

1.61“Cover,” “Covering” or “Covers” means, as to a compound, product or other technology and Patent Right, that, in the absence of a license granted under, or ownership of, such Patent Right, the making, having made, using, selling, offering for sale or importation of such compound, product or other technology would infringe such Patent Right (or, as to a pending claim included in such Patent Right, the making, using, selling, offering for sale or importation of such compound, product or other technology would infringe such Patent Right if such pending claim were to issue in an issued patent without modification).

1.62“Debarred Entity” means a corporation, partnership or association that is or has been debarred by the FDA pursuant to 21 U.S.C. §335a(a) or from submitting or assisting in the submission of any abbreviated drug application, or a subsidiary or affiliate of a Debarred Entity.

1.63“Debarred Individual” means an individual who is or has been debarred by the FDA pursuant to 21 U.S.C. §335a(a) or from providing services in any capacity to a Person that has an approved or pending drug or biological product application.

1.64[***].

1.65“Development” means all activities related to research, pre-clinical and other non-clinical testing, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, qualification and validation, quality assurance/quality control, Clinical Studies (other than Phase IV Clinical Studies), including Manufacturing in support thereof, statistical analysis and report writing, the preparation and submission of BLAs, regulatory affairs with respect to the foregoing and all other activities necessary or reasonably useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining a Regulatory Approval. When used as a verb, “Develop” means to engage in Development. Notwithstanding the foregoing, Development does not include any Commercialization activities.

1.66“Development Milestone Event” has the meaning set forth in Section 6.3.1 (Development Milestone Payments; General).

1.67“Development Milestone Payment” has the meaning set forth in Section 6.3.1 (Development Milestone Payments; General).

1.68“[***]” means the [***] Compound known as [***], the chemical structure of which is set forth on Schedule 1.68 (Chemical Structure of [***]).

1.69[***].

1.70[***].

1.71“Dispute” has the meaning set forth in Section 13.3 (Dispute Resolution).

1.72“Distributor” means any Person appointed by Vertex or any of its Affiliates or its or their Sublicensees to distribute, market or sell a Product with or without packaging rights, in one or more countries in the Territory, in circumstances where such Person purchases its requirements of such Product from Vertex or its Affiliates or its or their Sublicensees.

1.73“DOJ” has the meaning set forth in Section 13.1.1 (Antitrust Filings).

1.74“Dollars” or “$” means the legal tender of the U.S.

1.75[***].

1.76“EMA” means the European Medicines Agency, and any successor entity thereto.

1.77“Evaluation Activities” has the meaning set forth in Section 2.2.1 (Research Plan).

1.78“Evaluation ADC” has the meaning set forth in Section 2.2.1 (Research Plan).

1.79“Evaluation Term” means, with respect to a given Vertex Target, the period commencing upon the Effective Date and ending on the earlier of (a) the occurrence of the Exclusive License Effective Date for such Vertex Target; (b) with respect to a [***]Vertex Target, ImmunoGen’s entry into an agreement with a Third Party with respect to such [***]Vertex Target in accordance with Section 2.5 (Vertex Option); or (c) [***]; provided that for any Vertex Target with respect to which Vertex has (i) delivered an Option Notice during the Evaluation Term and (ii) notified ImmunoGen in such Option Notice that it has determined that any Antitrust Filing is required to be made under applicable Law as a result of Vertex’s exercise of the applicable Option, the Evaluation Term will continue until the Antitrust Clearance Date with respect to such Option.

1.80“Excluded Individual” or “Excluded Entity” means (a) an individual or entity, as applicable, who is or has been excluded, debarred, suspended or is otherwise ineligible to participate in federal health care programs such as Medicare or Medicaid by the Office of the Inspector General (OIG/HHS) of the U.S. Department of Health and Human Services, or (b) an individual or entity, as applicable, who is or has been excluded, debarred, suspended or is otherwise ineligible to participate in federal procurement and non-procurement programs, including those produced by the U.S. General Services Administration (GSA).

1.81“Exclusive License” has the meaning set forth in Section 3.2 (Exclusive License to Vertex).

1.82“Exclusive License Effective Date” means, with respect to any Vertex Target, (a) the Antitrust Clearance Date, if Vertex notifies ImmunoGen in the Option Notice for such Vertex Target that it has determined that any Antitrust Filing is required to be made as a result of Vertex’s exercise of the Option with respect to such Vertex Target; and (b) the Option Exercise Date, if Vertex does not notify ImmunoGen in the Option Notice for such Vertex Target that it has determined that any Antitrust Filing is required to be made as a result of Vertex’s exercise of the Option with respect to such Vertex Target.

1.83“[***] Vertex Target” means (a) each of the [***] Pre-Signing [***] Vertex Targets, (b) any Nominated Additional Target that becomes an [***] Vertex Target pursuant to Section 2.1.2 (Additional Vertex Targets), and (c) any [***]Vertex Target that becomes an [***] Vertex Target pursuant to [***].

1.84“Executive Officers” means the Chief Executive Officer, or his or her designee, in the case of ImmunoGen, and the Executive Vice President and Chief of Cell and Genetic Therapies, or his or her designee, in the case of Vertex.

1.85“Exploit” or “Exploitation” means to make, have made, import, export, use, have used, sell, have sold, or offer for sale, or otherwise exploit, including to Develop, Commercialize, register, modify, enhance, improve, Manufacture, have Manufactured, hold, keep (whether for disposal or otherwise), formulate, optimize, transport, distribute, promote, market or otherwise dispose of.

1.86“FDA” means the United States Food and Drug Administration, and any successor entity thereto.

1.87“FFDCA” means the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq., as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions, and modifications thereto).

1.88“[***]” means the [***] Compound known as [***], the chemical structure of which is set forth on Schedule 1.88 (Chemical Structure of [***]).

1.89“Field” means all uses, including any and all uses for the diagnosis, prevention, amelioration, and treatment of any disease or medical condition in humans.

1.90“Final Proposed Patent List” has the meaning set forth in Section 8.4.3(a) (Preparation of Proposed Patent List).

1.91“Final Vertex Response” has the meaning set forth in Section 8.4.3(c) (Preparation of Vertex Response).

1.92“First Commercial Sale” means the first sale of a Product for value, by or under the authority of Vertex, an Affiliate of Vertex, or their Sublicensees to a Third Party that generated Net Sales in a country following Regulatory Approval of such Product in such country or, if no such Regulatory Approval or similar approval is required, the date on which such Product is first commercially launched in such country; provided that “First Commercial Sale” will not include:

(a) any distribution or other sale solely for so-called treatment investigational new drug sales, named patient sales, compassionate or emergency use sales or pre-license sales, in each case provided that such Product is distributed without charge or sold at or below cost; (b) intercompany transfers to Affiliates of Vertex or Sublicensees; (c) any sale of a Product for use in Clinical Studies, pre-clinical studies or other Development activities; or (d) the disposal or transfer of a Product for a bona fide charitable purpose.

1.93“FTC” has the meaning set forth in Section 13.1.1 (Antitrust Filings).

1.94“FTE” means [***] hours of work per annum devoted to a specified activity under this Agreement that is carried out by one or more qualified scientific or technical employees (for clarity, excluding Third Party contractors) of ImmunoGen or its Affiliates.

1.95“FTE Costs” means, for any period, the FTE Rate multiplied by the number of FTEs who perform a specified activity under this Agreement.

1.96“FTE Rate” means the rate of [***].

1.97“Governmental Authority” means any multinational, federal, national, state, provincial, local or other entity, office, commission, bureau, agency, political subdivision, instrumentality, branch, department, authority, board, court, arbitral or other tribunal exercising executive, judicial, legislative, police, regulatory, administrative or taxing authority or functions of any nature pertaining to government.

1.98“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

1.99“HSR Filing” means a filing by ImmunoGen and Vertex or their ultimate parent entities as that term is defined in the HSR Act with the FTC and the DOJ of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the transactions contemplated under this Agreement upon Vertex’s exercise of an Option, together with all required documentary attachments thereto.

1.100“[***] Compound” means [***].

1.101“Immediate Patent Infringement Action” has the meaning set forth in Section 8.4.3(e) (Negotiation; ImmunoGen Rights).

1.102“ImmunoGen Background IP” means the ImmunoGen Background Know-How and ImmunoGen Background Patents. [***].

1.103“ImmunoGen Background Know-How” means any Know-How [***].

1.104“ImmunoGen Background Patents” means any Patent Rights [***].

1.105“ImmunoGen Indemnitees” has the meaning set forth in Section 11.1 (Indemnification by Vertex).

1.106“ImmunoGen Know-How” means (a) any Know-How [***]; and (b) without limitation to the foregoing, [***].

1.107“ImmunoGen Patents” means (a) any Patent Rights [***]; and (b) without limitation to the foregoing, [***]. The ImmunoGen Patents existing as of the Effective Date are set forth on Schedule 1.107 (ImmunoGen Patents).

1.108“ImmunoGen Platform” means ImmunoGen’s proprietary [***] platform, [***].

1.109“ImmunoGen Platform Know-How” means all Know-How [***].

1.110“ImmunoGen Platform Patents” means all Patent Rights [***].

1.111“ImmunoGen Platform Technology” means the ImmunoGen Platform Know-How and the ImmunoGen Platform Patents.

1.112“ImmunoGen Technology” means the ImmunoGen Patents and ImmunoGen Know-How.

1.113“In-License Agreement” means any agreement between ImmunoGen or its Affiliate, on one hand, and a Third Party on the other hand under which Vertex is granted a sublicense or other right under this Agreement as provided in Section 3.8 (In-License Agreements).

1.114“IND” means an application filed with a Regulatory Authority for authorization to commence Clinical Studies, including (a) an Investigational New Drug Application as defined in the FFDCA or any successor application or procedure filed with the FDA, (b) any analogous application or submission in other countries or regulatory jurisdictions (e.g., clinical trial application (CTA)), and (c) all supplements, amendments, variations, extensions and renewals thereof that may be filed with respect to the foregoing.

1.115“Indemnified Party” has the meaning set forth in Section 11.3 (Conditions to Indemnification).

1.116“Indemnifying Party” has the meaning set forth in Section 11.3 (Conditions to Indemnification).

1.117“Indication” means any indication, disease or condition which can be treated, prevented, cured or the progression of which can be delayed. [***].

1.118“Infringed Patent List” has the meaning set forth in Section 8.4.3(e) (Negotiation; ImmunoGen Rights).

1.119“Infringement” has the meaning set forth in Section 8.3.1 (Notice).

1.120“Infringement Notice” has the meaning set forth in Section 8.3.1 (Notice).

1.121“Intellectual Property” has the meaning set forth in Section 3.9.1 (Section 365(n) of the U.S. Bankruptcy Code).

1.122“IP Working Group” has the meaning set forth in Section 8.12 (IP Working Group).

1.123“JAMS” has the meaning set forth in Schedule 1.33 (Baseball Arbitration Procedures).

1.124“Know-How” means all knowledge, materials and information of a technical or scientific nature, including inventions, discoveries, know-how, technology, means, methods, processes, practices, formulae, instructions, techniques, procedures, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, and other biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, preclinical, clinical, safety, manufacturing and quality control data and information, including study designs and protocols, reagents (e.g., plasmids, proteins, cell lines, assays and compounds) and biological methodology; in each case (whether or not confidential, proprietary, patented or patentable, of commercial advantage or not) in written, electronic or any other form now known or hereafter developed.

1.125“Law” means federal, state, local, national and supra-national laws, statutes, rules, and regulations, including any rules, regulations, regulatory guidelines, or other requirements of the Regulatory Authorities, national securities exchanges or securities listing organizations, that may be in effect from time to time during the Term and applicable to a particular activity or country or other jurisdiction hereunder.

1.126“Licensed Compound” means (a) [***] and (b) [***].

1.127“Linker” means any compound or composition that is useful for linking [***].

1.128“Losses” has the meaning set forth in Section 11.1 (Indemnification by Vertex).

1.129“Major Market” means each of the following: [***].

1.130“Manufacture” and “Manufacturing” means all activities related to the synthesis, making, production, processing, purifying, formulating, filling, finishing, packaging, labeling, shipping, and holding of any Licensed Compound, Linker or Product, or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial production and analytic development, product characterization, stability testing, quality assurance, and quality control.

1.131“Materials” has the meaning set forth in Section 2.4.2 (Supply of Materials and Information by ImmunoGen).

1.132“Medical Affairs Activities” means the coordination of medical information requests and field based medical scientific liaisons with respect to Licensed Compounds or Products, including activities of medical scientific liaisons and the provision of medical information services with respect to a Licensed Compound or a Product.

1.133“Milestone Event” has the meaning set forth in Section 6.6 (Effect of Multispecific Products on Milestone Payments).

1.134“Milestone Payments” means the Development Milestone Payments, the Regulatory Milestone Payments, and the Sales-Based Milestone Payments.

1.135“Monies” has the meaning set forth in Section 8.3.7 (Recovery).

1.136“Mono Product” has the meaning set forth in Section 1.140 (Net Sales).

1.137“Multispecific Product” has the meaning set forth in Section 6.2 (Option Payment).

1.138“Multispecific Targets” has the meaning set forth in Section 6.2 (Option Payment).

1.139“Negotiation Period” has the meaning set forth in Section 8.4.3(e) (Negotiation; ImmunoGen Rights).

1.140“Net Sales” means the gross [***] for Products [***] by Vertex ([***]), its Affiliates or Sublicensees (the “Selling Party”) to Third Parties (including Distributors), less the following deductions from such gross amounts:

1.140.1[***];

1.140.2[***];

1.140.3[***];

1.140.4[***];

1.140.5[***]; and

1.140.6[***].

Only items that are deducted from the Selling Party’s gross sales of Product(s), as included in the Selling Party’s published financial statements and that are in accordance with Accounting Standards, applied on a consistent basis, will be deducted from such gross sales for purposes of the calculation of Net Sales; provided that amounts written off by the Selling Party by reason of [***] pursuant to Section 1.140.1 or amounts of [***] pursuant to Section 1.140.6, respectively, may be deducted from Net Sales in accordance with Section 1.140.1 or Section 1.140.6, respectively, [***].

A qualifying amount may be deducted only once regardless of the number of the preceding categories that describes such amount. If a Selling Party makes any adjustment to such deductions after the associated Net Sales have been reported pursuant to this Agreement, the adjustments and payment of any royalties due will be reported with a subsequent quarterly report. Sales between or among Vertex, its Affiliates and Sublicensees will be excluded from the computation of Net Sales if such sales are not intended for end use, but Net Sales will include the subsequent final sales to

Third Parties by Vertex or any such Affiliates or Sublicensees. A Product will not be deemed to be sold if [***]. For clarity, Net Sales include [***].

If a sale, transfer or other disposition with respect to a Product involves consideration other than cash or is not at arm’s length, the Net Sales from such sale, transfer or other disposition will be [***].

If a Product is sold in the form of a combination product including (a) an ADC that [***] a Licensed Compound and (b) [***] (each [***] of this clause (b), an “Other Component”) (a “Combination”), then the Net Sales from the Combination in any country, for the purpose of determining payments hereunder, will be determined by [***].

1.141“Nominated Additional Target” has the meaning set forth in Section 2.1.2(a) (Nomination Notice).

1.142“Nomination Notice” has the meaning set forth in Section 2.1.2(a) (Nomination Notice).

1.143“Non-Breaching Party” has the meaning set forth in Section 12.2.1 (Termination for Cause).

1.144“[***] Vertex Target” means (a) the Pre-Signing [***] Vertex Target and (b) any Nominated Additional Target that becomes a [***] Vertex Target pursuant to Section 2.1.2 (Additional Vertex Targets). [***].

1.145“Option” has the meaning set forth in Section 2.5.1 (Option Grant).

1.146“Option Exercise Date” has the meaning set forth in Section 2.5.1 (Option Grant).

1.147“Option Notice” has the meaning set forth in Section 2.5.1 (Option Grant).

1.148“Option Payment” has the meaning set forth in Section 6.2 (Option Payment).

1.149“Optioned Target” means a Vertex Target for which the Exclusive License Effective Date has occurred.

1.150“Out-of-Pocket Costs” means, with respect to a Party, costs and expenses incurred by such Party or its Affiliates to Third Parties in accordance with Accounting Standards, other than employees of such Party or its Affiliates.

1.151“Patent Right” means (a) all national, regional and international patents and patent applications, including provisional patent applications and rights to claim priority from any of these patents or applications; (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from any of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications; (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents and design patents and certificates of invention; (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any patent term extensions, supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b), and (c)); and (e) any similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.

1.152“Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, Governmental Authority, or any other entity not specifically listed in this Section 1.152 (Person).

1.153“Phase I Clinical Study” means a human clinical trial of a Product, the principal purpose of which is a preliminary determination of safety, tolerability, pharmacological activity or pharmacokinetics in healthy individuals or patients or a similar clinical study prescribed by the applicable Regulatory Authority, from time to time, pursuant to applicable Law or otherwise, including the trials referred to in 21 C.F.R. §312.21(a), as amended.

1.154“Phase II Clinical Study” means a human clinical trial of a Product, the principal purpose of which is a determination of safety and efficacy in the target patient population, which is prospectively designed to generate sufficient data that may permit commencement of a Phase III Clinical Study or a similar clinical study prescribed by the applicable Regulatory Authority, from time to time, pursuant to applicable Law or otherwise, including the trials referred to in 21 C.F.R. §312.21(b), as amended.

1.155“Phase III Clinical Study” means a human clinical trial of a Product on a sufficient number of subjects in an indicated patient population that is designed to establish that such Product is safe and efficacious for its intended use and to determine the benefit/risk relationship, warnings, precautions, and adverse reactions that are associated with such Product in the dosage range to be prescribed, which trial is intended to support marketing approval of such Product, including all tests and studies that are required by the FDA from time to time, pursuant to applicable Law or otherwise, including the trials referred to in 21 C.F.R. §312.21(c), as amended.

1.156“Phase IV Clinical Study” means a post-marketing human clinical study for a Product with respect to any Indication as to which Regulatory Approval has been received or for a use that is the subject of an investigator-initiated study program.

1.157“PHSA” means the Public Health Service Act (42 U.S.C. § 201 et seq.), as amended.

1.158“Pivotal Trial” means a human clinical trial of a Product, designed to gain evidence with statistical significance of the efficacy of such Product in a target population and to obtain expanded evidence of safety for such Product that is needed to evaluate the overall benefit-risk relationship of such Product, to form the basis for filing a BLA and obtaining Regulatory Approval for such Product and to provide an adequate basis for physician labeling. For clarity, a Clinical Study satisfying the requirements of both a Phase II Clinical Study and a Pivotal Trial or a Phase II Clinical Study satisfying the requirements for Regulatory Approval of the applicable Product, will, for purposes of this Agreement, be deemed both a Phase II Clinical Study and a Pivotal Trial.

1.159“Premarket Notice” has the meaning set forth in Section 8.4.4(b) (Pre-Marketing Litigation).

1.160“Pre-Signing [***] Vertex Target” means each of the [***] Targets designated by Vertex as of the Effective Date and set forth on Schedule 1.160 (Pre-Signing [***] Vertex Targets).

1.161“Pre-Signing [***] Vertex Target” means the Target designated by Vertex as of the Effective Date and set forth on Schedule 1.161 (Pre-Signing [***] Vertex Target).

1.162“Pricing Approval” means (a) in any country in the Territory, other than the United Kingdom, where Governmental Authorities of such country approve or determine pricing for pharmaceutical or biological products for reimbursement or otherwise, an approval, agreement, determination or decision (or, if required to make such approval, agreement, determination or decision effective, publication) establishing prices for a Product that can be charged to consumers or will be reimbursed by Governmental Authorities in such country; and (b) [***].

1.163“Product” means a product that contains an ADC comprising (a) an Antibody that [***], and (b) a Licensed Compound as an active moiety, conjugated to such Antibody, in any and all forms, formulations, presentations, delivery systems and dosages.

1.164“Product-Specific IP” means Product-Specific Know-How and Product-Specific Patents.

1.165“Product-Specific Know-How” means any Arising Know-How that [***].

1.166“Product-Specific Patents” means any Arising Patent that [***].

1.167“Proposed Biosimilar Product” has the meaning set forth in Section 8.4.1 (Notice).

1.168“Proposed In-Licensed Rights” has the meaning set forth in Section 3.8 (In-License Agreements).

1.169“Proposed Patent List” has the meaning set forth in Section 8.4.3(a) (Preparation of Proposed Patent List).

1.170“Regulatory Approval” means, with respect to a country or other jurisdiction in the Territory, all approvals of the applicable Regulatory Authority necessary for the commercial marketing and sale of a product in such country or jurisdiction, including (a) pre- and post-approval marketing authorizations (including any prerequisite Manufacturing approval or authorization related thereto) and (b) approval of the expansion or modification of the label for additional indications or uses, but excluding any Pricing Approval.

1.171“Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial, or local governmental or regulatory authority, agency, department, bureau, commission, council, or any other entity (e.g., the FDA and EMA) involved in the granting of Regulatory Approvals or Pricing Approvals for any Product in the Territory.

1.172“Regulatory Filing” means all (a) applications (including all INDs, BLAs and applications for Pricing Approval), registrations, licenses, authorizations, approvals (including Regulatory Approvals and Pricing Approvals), establishment licenses and drug master files; (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority)

and all supporting documents submitted to or received from Regulatory Authorities with respect thereto, including all regulatory drug lists, advertising and promotion documents, adverse event files, and complaint files; and (c) supplements and amendments to any of the foregoing; in each case ((a), (b), and (c)) relating to a Licensed Compound, Linker or a Product.

1.173“Regulatory Milestone Event” has the meaning set forth in Section 6.4 (Regulatory Milestone Payments).

1.174“Regulatory Milestone Payment” has the meaning set forth in Section 6.4 (Regulatory Milestone Payments).

1.175“Research License” has the meaning set forth in Section 3.1 (Research License to Vertex).

1.176“Research Plan” has the meaning set forth in Section 2.2.1 (Research Plan).

1.177“Royalty Term” has the meaning set forth in Section 6.8 (Royalty Term).

1.178“Safety Data Exchange Agreement” has the meaning set forth in Section 5.2 (Safety and Adverse Event Reporting).

1.179“Sales-Based Milestone Event” has the meaning set forth in Section 6.5 (Sales-Based Milestone Payments).

1.180“Sales-Based Milestone Payment” has the meaning set forth in Section 6.5 (Sales-Based Milestone Payments).

1.181“Selling Party” has the meaning set forth in Section 1.140 (Net Sales).

1.182“Skipped Milestone Event” has the meaning set forth in Section 6.3.2 (Skipped Milestones).

1.183“Specifically Binds” means [***].

1.184“Subcontractor” has the meaning set forth in Section 3.5.2 (Subcontracting).

1.185“Sublicensee” has the meaning set forth in Section 3.5.1(a) (Sublicensing).

1.186“Supply Cost” means, with respect to the supply of [***] by or on behalf of ImmunoGen, [***].

1.187“Target” means a protein described by a unique UniProtKB/Swiss Prot accession number (and all fragments, mutations and splice variants thereof).

1.188“Technology Transfer Plan” has the meaning set forth in Section 4.5 (Technology Transfer).

1.189“Term” has the meaning set forth in Section 12.1 (Term).

1.190“Terminated Product” means each Product with respect to which this Agreement has been terminated. If this Agreement is terminated in its entirety, all Products will be Terminated Products.

1.191“Terminated Target” has the meaning set forth in Section 2.7 (Target Termination).

1.192“Territory” means worldwide.

1.193“Third Party” means any Person that is neither a Party nor an Affiliate of a Party.

1.194“Third Party Claims” has the meaning set forth in Section 11.1 (Indemnification by Vertex).

1.195“Third Party IP” has the meaning set forth in Section 6.9.2 (Stacking).

1.196“Third Party Payments” has the meaning set forth in Section 6.9.2 (Stacking).

1.197[***].

1.198“Trademark” means any word, name, symbol, color, shape, designation or any combination thereof, including any trademark, service mark, trade name, brand name, sub-brand name, trade dress, product configuration, program name, delivery form name, certification mark, collective mark, logo, tagline, slogan, design or business symbol, that functions as an identifier of source or origin, whether or not registered, and all statutory and common law rights therein, and all registrations and applications therefor, together with all goodwill associated with, or symbolized by, any of the foregoing.

1.199“Unavailable Target” means [***].

1.200“United States” or “U.S.” means the United States of America and all of its territories and possessions.

1.201“Valid Claim” means any claim (including a process, use or composition of matter claim) (a) in an issued and unexpired patent within the ImmunoGen Patents that (i) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction, (ii) has not been revoked, held invalid, or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, (iii) has not been rendered unenforceable through reissue, disclaimer or otherwise, (iv) has not been disclaimed or otherwise dedicated to the public (in the case of any Arising Joint Patent, by ImmunoGen), and (v) without limitation to the foregoing, is not lost through an interference or other post-grant proceeding and any appeals therefrom; or (b) in any patent application (where the claims therein were filed and are being prosecuted in good faith) within the ImmunoGen Patents that has not been (i) canceled, withdrawn or abandoned, or (ii) pending for more than [***] years from its earliest priority date. Notwithstanding anything to the contrary contained in this Agreement, a claim within an issued and unexpired patent within the ImmunoGen Patents will remain a Valid Claim for all purposes under this Agreement, notwithstanding a determination that such claim is unenforceable pursuant to the operation of the BPCIA, if such determination is exclusively caused by or results solely from any act or omission by Vertex (or any of its Affiliates or Sublicensees) determined to have been made negligently or in bad faith in the performance of Vertex’s obligations under Section 8.4.3 (Proposed Patent List) that results in actual prejudice to ImmunoGen’s ability to preserve its rights in the ImmunoGen Patents and eliminate the infringement threatened by Applicant (excluding any acts or omissions undertaken pursuant to the specific written instruction of ImmunoGen).

1.202“Vertex Background IP” means the Vertex Background Know-How and Vertex Background Patents.

1.203“Vertex Background Know-How” means any Know-How [***].

1.204“Vertex Background Patents” means any Patent Rights [***].

1.205“Vertex Indemnitees” has the meaning set forth in Section 11.2 (Indemnification by ImmunoGen).

1.206“Vertex Response” has the meaning set forth in Section 8.4.3(c) (Preparation of Vertex Response).

1.207“Vertex Standard Exchange Rate Methodology” means Vertex’s then-current standard exchange rate methodology, which is in accordance with Vertex’s Accounting Standards applied in its external reporting for the conversion of foreign currency sales into Dollars or, in the case of Sublicensees, such similar methodology, in each case consistently applied.

1.208“Vertex Target” means, as applicable, (a) an [***] Vertex Target or (b) a [***] Vertex Target.

ARTICLE 2

RESEARCH; OPTION EXERCISE

2.1Vertex Targets.

2.1.1Pre-Signing Vertex Targets. As of the Effective Date, Vertex has identified (a) [***] set forth on Schedule 1.160 (Pre-Signing [***] Vertex Targets), and (b) [***] set forth on Schedule 1.161 (Pre-Signing [***]Vertex Target).

2.1.2Additional Vertex Targets.

(a)Nomination Notice. Until the date that is [***] months following the Effective Date, Vertex will have the right to nominate additional Targets as either [***] Vertex Targets or [***]Vertex Targets (any such nominated additional Target, a “Nominated Additional Target”) by providing written notice to ImmunoGen (i) identifying the applicable Nominated Additional Target(s) and (ii) designating whether Vertex is nominating such Nominated Additional

Target(s) as [***] Vertex Target(s) or [***] Vertex Target(s) (any such notice, a “Nomination Notice”).

(b)Availability Notice. With respect to each Nominated Additional Target that Vertex designates pursuant to a Nomination Notice, within [***] Business Days after receipt of such Nomination Notice, ImmunoGen will deliver a written notice to Vertex indicating whether each of such Nominated Additional Target(s) is an Available Target or Unavailable Target (any such notice, an “Availability Notice”).

(c)Available Targets. Upon ImmunoGen’s delivery to Vertex of an Availability Notice indicating that any Nominated Additional Target is an Available Target, such Nominated Additional Target will become an [***] Vertex Target or [***] Vertex Target (as designated in the applicable Nomination Notice). ImmunoGen will deliver an invoice to Vertex for either an Additional [***] Vertex Target Fee or an Additional [***] Vertex Target Fee (as, and if, applicable) with respect to the Available Target, and Vertex will pay such invoice in accordance with Section 6.1.2 (Upfront Fee; Additional Vertex Targets).

(d)Unavailable Targets. [***].

2.2Research Plan.

2.2.1Research Plan. An initial research plan with respect to the Vertex Targets is set forth on Schedule 2.2.1 (Research Plan) hereto, which Schedule will be deemed to be automatically updated to reflect any amendments made pursuant to Section 2.2.2 (Amendments to Research Plan), including, if applicable, to account for activities added pursuant to (a) Section 2.4.1 ([***] Vertex Targets) and (b) [***] (such plan, the “Research Plan”). The Research Plan will include a summary of the activities to be conducted by Vertex with respect to the applicable ADC(s) containing a Licensed Compound and directed to the Vertex Targets (each, an “Evaluation ADC”) during the applicable Evaluation Term, including the [***] to be performed for such Evaluation ADCs during the applicable Evaluation Term (such activities, the “Evaluation Activities”).

2.2.2Amendments to Research Plan. From time to time during the applicable Evaluation Term, Vertex may amend, modify or update the Research Plan; provided that no such amendment, modification or update will impose on ImmunoGen any additional obligations (financial or otherwise) without ImmunoGen’s prior written consent. Vertex will promptly provide ImmunoGen with a copy of any amendment, modification or update to the Research Plan.

2.3Conduct of Evaluation Activities. Without limitation to Section 3.1 (Research License to Vertex), during the applicable Evaluation Term, Vertex will have the right to conduct (or have conducted) the Evaluation Activities set forth in the Research Plan. During the applicable Evaluation Term with respect to any Evaluation ADCs, Vertex will use good faith efforts to include in the Research Plan (including as amended pursuant to Section 2.2.2 (Amendments to Research Plan)) all experiments that it plans to conduct using such Evaluation ADCs.

2.4Manufacturing Activities.

2.4.1Vertex Targets. During the Evaluation Term, if (a) Vertex wishes to Manufacture (or have Manufactured) Evaluation ADCs with respect to any Vertex Target and (b) the Research Plan does not already include the activities to be performed with respect to such Vertex Target, then Vertex will amend the Research Plan in accordance with Section 2.2.2 (Amendments to Research Plan) to include such activities, and the amended Research Plan will be automatically deemed to be incorporated into Schedule 2.2.1 (Research Plan) without any further action required by the Parties.

2.4.2Supply of Materials and Information by ImmunoGen. Within [***] days following the Effective Date (except as otherwise noted on Schedule 2.4.2 (Materials & Information)), ImmunoGen will deliver the materials set forth on Schedule 2.4.2 (Materials & Information) hereto (the “Materials”) [***]. All such Materials (a) will be used only in the performance of Evaluation Activities under the Research Plan; (b) will not be transferred to any Third Party, other than a Subcontractor or Sublicensee designated to perform any of the Evaluation Activities; and (c) will not be used in research or testing involving human subjects. The cost for any such Materials will be as set forth on Schedule 2.4.2. Following delivery of the Materials, ImmunoGen will promptly deliver to Vertex an invoice in connection therewith and Vertex will pay the undisputed amounts in any such invoice within [***] days after receipt. Upon expiration of all Evaluation Terms for all Vertex Targets, at ImmunoGen’s request, Vertex will, and will cause its Affiliates, Subcontractors and Sublicensees to, return or destroy any Materials that are unused; provided that Vertex and its Affiliates, Subcontractors and Sublicensees will have the right to retain and continue to use any Materials that Vertex has the right to Exploit under any Exclusive License (and, for clarity, Vertex and its Affiliates shall have the right to use, and permit Subcontractors and Sublicensees to use, any retained Materials for activities to the extent permitted by the Exclusive License under Section 3.2 (Exclusive License to Vertex)). During the Evaluation Term with respect to any Vertex Target, in the event that Vertex requires additional Materials, or other materials not set forth on Schedule 2.4.2, to Manufacture (or have Manufactured) Evaluation ADCs or to perform the Evaluation Activities with respect to such Vertex Target, then within [***] days after Vertex’s request, the Parties will mutually discuss and agree to a delivery schedule for such additional Materials (or materials, as applicable). With respect to any Materials (or materials) provided by ImmunoGen hereunder, ImmunoGen will deliver to Vertex, concurrently with delivery of such Materials (or materials), [***]. In addition, ImmunoGen will deliver to Vertex the information set forth on Schedule 2.4.2 pursuant to the timelines set forth therein.

2.4.3Manufacture of Evaluation ADCs by Vertex. During the Evaluation Term, Vertex (a) will be responsible for the Manufacture of (or having Manufactured) Evaluation ADCs using a Licensed Compound supplied by ImmunoGen pursuant to Section 2.4.2 (Supply of Materials and Information by ImmunoGen), as necessary to perform the Evaluation Activities set forth in the Research Plan; and (b) for clarity, and notwithstanding ImmunoGen’s obligations under Section 2.4.2 (Supply of Materials and Information by ImmunoGen), will have the right, under the license granted in Section 3.3 (Non-Exclusive Manufacture License to Vertex), to Manufacture (or have Manufactured) any [***] to Manufacture (or have Manufactured) Evaluation ADCs, in each case ((a) and (b)), as necessary to perform the Evaluation Activities set forth in the Research Plan. Any Manufacture (or having Manufactured) of any [***] in accordance with this Section 2.4.3 (Manufacture of Evaluation ADCs by Vertex) to perform Evaluation Activities set forth in the Research Plan will be for non-cGMP purposes only.

2.4.4Technology Transfer. Upon Vertex’s request following the Effective Date, ImmunoGen will (a) promptly (but no later than [***] days following such request) initiate and promptly (but no later than [***] days following such initiation) complete a one-time transfer to Vertex (or its designated Affiliate or contract development and manufacturing organization) of the ImmunoGen Technology and Arising Joint IP that is necessary for Vertex to Manufacture (or have Manufactured), for non-cGMP purposes, [***] and Evaluation ADCs containing [***] as the sole Licensed Compound, in each case, as necessary to perform the Evaluation Activities set forth in the Research Plan; and (b) provide Vertex with reasonable support in connection with any such transfer. [***]. Following each Calendar Quarter in which ImmunoGen conducts technology transfer and support activities under this Section 2.4.4 (Technology Transfer), ImmunoGen will promptly deliver to Vertex an invoice for [***]. Vertex will pay the undisputed amounts in any such invoice within [***] days after receipt.

2.4.5Inspection and Audit. To the extent permitted by, and subject to the terms and conditions of, ImmunoGen’s Third Party contract manufacturing agreements, Vertex will have the one-time right, at any time prior to entry into the supply agreement pursuant to Section 4.4.1 (ImmunoGen Supply), to inspect and audit each of ImmunoGen’s, its Affiliate’s and its or their Third Party contract manufacturer’s facilities involved in the manufacture of [***] for use under this Agreement, at reasonable times and on reasonable prior written notice. Without limitation to the foregoing, within [***] Business Days after Vertex’s written request, ImmunoGen will deliver to Vertex a summary of the findings of ImmunoGen (or any of its Affiliates) in relation to any inspection or audit conducted by or on behalf of ImmunoGen (or any of its Affiliates) of a Third Party contract manufacturer’s facilities involved in the manufacture of [***] for use under this Agreement.

2.5Vertex Option.

2.5.1Option Grant. Subject to the remainder of this Section 2.5 (Vertex Option), on a Vertex Target-by-Vertex Target basis, during the applicable Evaluation Term, ImmunoGen hereby grants to Vertex, at Vertex’s option, the right to obtain the Exclusive License with respect to such Vertex Target (with respect to each Vertex Target, the “Option”) by providing written notice to ImmunoGen (such notice, with respect to each Vertex Target, the “Option Notice” and the date of such Option Notice, with respect to each Vertex Target, the “Option Exercise Date”). Upon ImmunoGen’s receipt of the Option Notice with respect to any Vertex Target, such Vertex Target will become an Optioned Target; provided that if Vertex notifies ImmunoGen in such Option Notice that it has determined that any Antitrust Filing is required to be made under applicable Law as a result of Vertex’s exercise of the applicable Option, then (a) the Parties will promptly file such Antitrust Filing(s) in accordance with Section 13.1.1 (Antitrust Filings); and (b) Vertex’s election to exercise such Option will not become effective until the Antitrust Clearance Date with respect to such Option. On the Exclusive License Effective Date with respect to any Vertex Target, ImmunoGen will automatically be deemed to have granted to Vertex the Exclusive License with respect to such Vertex Target. Unless otherwise mutually agreed by the Parties in writing, the total number of Vertex Targets that may become Optioned Targets pursuant to this Section 2.5.1 (Option Grant) will not exceed [***], regardless of whether any Optioned Target becomes a Terminated Target.

2.5.2Covenant of ImmunoGen. Notwithstanding anything to the contrary herein, with respect to any [***] Vertex Target, during any period commencing on delivery of an Option Notice and ending on the Exclusive License Effective Date, ImmunoGen hereby covenants to Vertex, on behalf of itself and its Affiliates, that it will not, and will not permit its Affiliates to, grant any rights to any Person that would conflict with the rights that would be granted to Vertex hereunder upon the occurrence of the Exclusive License Effective Date with respect to such [***] Vertex Target, including, for clarity, any rights under the ImmunoGen Technology or ImmunoGen’s interest in any Arising Joint IP to Exploit an ADC directed to such [***] Vertex Target.

2.5.3[***].

2.5.4[***].

2.6[***].

2.7Target Termination. If (a) Vertex does not deliver an Option Notice with respect to a Vertex Target during the applicable Evaluation Term, (b) a Party terminates this Agreement with respect to a Vertex Target (for clarity, including any Optioned Target) in accordance with Section 12.2 (Termination), or (c) Vertex elects to designate an [***] Vertex Target as a [***], then, in each case ((a)-(c)), such Vertex Target will become a “Terminated Target.” Upon any such Vertex Target becoming a Terminated Target, the terms of Section 12.3 (Effects of Termination) and Section 12.4 (Accrued Rights; Surviving Provisions of the Agreement) will apply with respect to such Terminated Target. If this Agreement is terminated in its entirety, then all Vertex Targets will become Terminated Targets.

2.8Alliance Managers.

2.8.1Appointment. Each Party will appoint a representative of such Party to act as its alliance manager under this Agreement (each, an “Alliance Manager”). Each Party will notify the other of its Alliance Manager within [***] Business Days of the Effective Date. Each Party may replace its Alliance Manager at any time upon written notice to the other Party.

2.8.2Specific Responsibilities. The Alliance Managers will serve as the primary contact point between the Parties for the purpose of providing each Party with information regarding the other Party’s activities pursuant to this Agreement and will facilitate the flow of information and otherwise promote communication, coordination and collaboration between the Parties under this Agreement.

ARTICLE 3

GRANT OF LICENSES

3.1Research License to Vertex. Subject to the terms and conditions of this Agreement, on a Vertex Target-by-Vertex Target basis, during the Evaluation Term for such Vertex Target, ImmunoGen will grant and hereby grants to Vertex and its Affiliates a non-sublicensable (except to Subcontractors in accordance with Section 3.5.1(b) (Sublicensing)) and non-transferrable (except as permitted under Section 13.4 (Assignment)) license under the ImmunoGen Technology and ImmunoGen’s interest in any Arising Joint IP to evaluate (including to research, test, import, export, use, have used, modify, enhance, improve, hold, keep, formulate, optimize or transport) Evaluation ADCs directed to the applicable Vertex Target in the Field in the Territory, which license will be (a) with respect to each [***] Vertex Target, [***], and (b) with respect to each [***]Vertex Target, [***] ((a) and (b), a “Research License”).

3.2Exclusive License to Vertex. Subject to the terms and conditions of this Agreement, with respect to each Optioned Target, as of the Exclusive License Effective Date for the applicable Optioned Target, ImmunoGen will grant and hereby grants to Vertex and its Affiliates an exclusive, royalty-bearing, sublicensable (in accordance with Section 3.5.1(a) (Sublicensing)), non-transferrable (except as permitted under Section 13.4 (Assignment)) license under the ImmunoGen Technology and ImmunoGen’s interest in any Arising Joint IP solely to Exploit (a) Licensed Compounds and Products and (b) Linkers for use in Products, in each case ((a) and (b)), with respect to such Optioned Target in the Field in the Territory (each, an “Exclusive License”). For clarity, the license granted under this Section 3.2 (Exclusive License to Vertex) includes a license to Manufacture (or have Manufactured) [***] for use in Products.

3.3Non-Exclusive Manufacture License to Vertex. Subject to the terms and conditions of this Agreement, on a Vertex Target-by-Vertex Target basis, during the Evaluation Term for such Vertex Target, ImmunoGen will grant and hereby grants to Vertex and its Affiliates a non-exclusive, non-sublicensable (except to Subcontractors in accordance with Section 3.5.1(b) (Sublicensing)) and non-transferrable (except as permitted under Section 13.4 (Assignment)) license under the ImmunoGen Technology and ImmunoGen’s interest in any Arising Joint IP solely as necessary to Manufacture (or have Manufactured) [***] and Evaluation ADCs, in each case, as necessary to perform the Evaluation Activities set forth in the Research Plan with respect to such Vertex Target.

3.4[***].

3.5Sublicensing & Subcontracting Rights.

3.5.1Sublicensing.

(a)Vertex will have the right to grant and authorize sublicenses under the rights granted to it under Section 3.2 (Exclusive License to Vertex) and Section 5.4 (Right of Reference) to Third Parties, through multiple tiers (each such Third Party, other than a Distributor or Subcontractor, a “Sublicensee”); provided that (i) each sublicense will be subject to a written agreement not inconsistent with the terms and conditions of this Agreement, (ii) Vertex will require each Sublicensee to comply with the obligations under this Agreement applicable to such Sublicensee and will be responsible and directly liable to ImmunoGen for any failure by its Sublicensees to comply with the terms and conditions of this Agreement, (iii) [***], and (iv) Vertex will remain responsible for the payment to ImmunoGen of all Milestone Payments and royalties payable with respect to the activities and Net Sales of any Sublicensee. In no event will any such sublicense relieve Vertex of any obligations under this Agreement.

(b)Vertex will have the right to grant and authorize sublicenses under the rights granted to it under Section 3.1 (Research License to Vertex) or Section 3.3 (Non-Exclusive Manufacture License to Vertex) to Subcontractors, through multiple tiers; provided that

(i) each Subcontractor will be subject to a written agreement not inconsistent with the terms and conditions of this Agreement, and (ii) Vertex will be responsible to ImmunoGen for any failure by its Subcontractors to comply with the terms and conditions of this Agreement. In no event will any such sublicense relieve Vertex of any obligations under this Agreement.

3.5.2Subcontracting. Without limitation to Section 3.5.1(b) (Sublicensing) and Section 3.5.3 (IP Assignment Obligation), Vertex will have the right to engage Affiliates or Third Party subcontractors (each such Third Party subcontractor of Vertex or its Affiliates, a “Subcontractor”) to perform any of its activities under this Agreement; provided that (a) any such Subcontractor will meet the qualifications typically required by Vertex for the performance of work similar in scope and complexity to the subcontracted activity, (b) Vertex will cause any Subcontractor engaged by it to perform activities under this Agreement to be bound by written obligations of confidentiality and non-use at least as restrictive as Vertex would customarily require of its subcontractors outside of this Agreement, with commercially reasonable timeframes for the survival of such obligations based on the circumstances of such Subcontractor, and (c) Vertex will remain directly responsible for the performance of its obligations under this Agreement.

3.5.3IP Assignment Obligation. Each Party will use Commercially Reasonable Efforts to cause all Persons (including Subcontractors) who perform activities for such Party or its Affiliates under this Agreement to assign and cause to be assigned, their rights in any Arising IP resulting therefrom to such Party; provided that in the case of Vertex, such obligation will apply only with respect to Arising IP owned by ImmunoGen pursuant to Section 8.1 (Ownership of Intellectual Property; Disclosure). If a Party cannot secure the assignment of any applicable Arising IP in accordance with the preceding sentence (including because the applicable Person is prohibited by applicable Law from assigning its rights in such Arising IP to such Party), then such Party will require that such Person grants to such Party an exclusive, irrevocable, perpetual, sublicensable (to the other Party and through multiple tiers) and royalty-free license in and to such Arising IP for all uses in the Territory.

3.6Retained Rights. Subject to the terms and conditions of this Agreement (including Article 7 (Exclusivity)), ImmunoGen retains the right to (a) practice and exploit the ImmunoGen Technology and ImmunoGen’s interest in any Arising Joint IP to the extent necessary to perform its obligations under this Agreement and (b) for clarity, practice, license, and otherwise exploit the ImmunoGen Technology and ImmunoGen’s interest in any Arising Joint IP outside the scope of the exclusive Research License and Exclusive License.

3.7No Other Rights. Except as otherwise expressly provided in this Agreement, under no circumstances will a Party, as a result of this Agreement, obtain any ownership interest, license right or other right in any Know-How, Patent Rights or other intellectual property rights of the other Party or any of its Affiliates, including items owned, controlled, developed or acquired by the other Party or any of its Affiliates, or provided by the other Party to the first Party at any time pursuant to this Agreement.

3.8In-License Agreements. If ImmunoGen or any of its Affiliates intends to become a party to a license, sublicense or other agreement for additional rights that are necessary or reasonably useful to Develop, Manufacture, have Manufactured, use, Commercialize or otherwise

Exploit any Licensed Compound, Linker or Product in the Field in the Territory (“Proposed In-Licensed Rights”), then (a) [***]; (b) ImmunoGen will inform Vertex and provide Vertex with such license, sublicense, or other agreement, subject to customary and reasonable redaction promptly following execution of such agreement (but in no event later than [***] days following the effective date thereof); and (c) [***]. If Vertex notifies ImmunoGen in writing that it wishes to be bound by or assume the rights and obligations under such license, sublicense or other agreement with respect to the Proposed In-Licensed Rights as they apply to Vertex and this Agreement, then (A) the Proposed In-Licensed Rights will automatically be included in the ImmunoGen Technology hereunder, (B) Vertex agrees to abide by all applicable terms and conditions of such license, sublicense or other agreement disclosed to Vertex in writing, as such terms and conditions relate to Vertex and this Agreement, (C) [***], and (D) such license, sublicense or other agreement will be deemed to be an “In-License Agreement” hereunder. Until Vertex delivers such written notice to ImmunoGen, notwithstanding anything to the contrary in this Agreement, the Proposed In-Licensed Rights will not be included within the ImmunoGen Technology and such license, sublicense or other agreement will not be an “In-License Agreement” hereunder.

3.9Rights in Bankruptcy.

3.9.1Section 365(n) of the U.S. Bankruptcy Code. All rights and licenses granted under or pursuant to this Agreement by a Party to the other Party, including those set forth in this Article 3 (Grant of Licenses) (collectively, the “Intellectual Property”) are and will otherwise be deemed to be rights and licenses to “intellectual property” as defined under Section 101(35) of the U.S. Bankruptcy Code, and the Parties will be entitled to all of the protections, benefits, rights and elections afforded to them under Section 365(n) of the U.S. Bankruptcy Code and any analogous Law of any country or jurisdictions. The Arising Know-How is and will be deemed to be “embodiments” of such “intellectual property,” in each case, as such terms are used in and interpreted under the U.S. Bankruptcy Code. The Parties acknowledge and agree that only the payments made under Section 6.7 (Royalties) will constitute royalties within the meaning of Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction.

3.9.2Rights of Non-Debtor Party in Bankruptcy. If a bankruptcy proceeding is commenced by or against either Party under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the non-debtor Party will be entitled to a complete duplicate of (or complete access to, as appropriate) any Intellectual Property and all embodiments of such Intellectual Property, which, if not already in the non-debtor Party’s possession, will be delivered to the non-debtor Party within [***] Business Days of such request; provided that the debtor Party is excused from its obligation to deliver the Intellectual Property to the extent the debtor Party continues to perform all of its obligations under this Agreement and the Agreement has not been rejected pursuant to the U.S. Bankruptcy Code or any analogous provision in any other country or jurisdiction.

ARTICLE 4
DEVELOPMENT, COMMERCIALIZATION AND MANUFACTURING

4.1Development.

4.1.1Development Responsibility. Except with respect to any Manufacturing-related obligations of ImmunoGen hereunder included in the definition of “Development”, as between the Parties, Vertex will have the sole right to conduct, or have conducted, Development activities under this Agreement and will bear all costs and expenses incurred by or on behalf of Vertex or its Affiliates in connection with such Development activities. Notwithstanding the foregoing, following the Exclusive License Effective Date with respect to each Optioned Target, Vertex (acting directly or through one or more Affiliates or Sublicensees) will use Commercially Reasonable Efforts to Develop and seek Regulatory Approval for [***].

4.1.2Development Reports. On an Optioned Target-by-Optioned Target basis, [***], no less frequently than [***], Vertex will provide to ImmunoGen, within [***] days after the end of such Calendar Year, a written report summarizing Vertex’s and its Affiliates’ and Sublicensees’ efforts to Develop Products with respect to such Optioned Target, including [***]. Within [***] days after its receipt of each report under this Section 4.1.2 (Development Reports), [***].

4.1.3Compliance. All Development and Manufacture activities conducted by either Party under this Agreement will be conducted in material compliance with applicable Law, including all applicable cGMP requirements, good laboratory practice requirements and good clinical practice requirements.

4.2Commercialization. As between the Parties, Vertex will have the sole right to conduct, or have conducted, Commercialization activities under this Agreement and will bear all costs and expenses incurred by or on behalf of Vertex or its Affiliates in connection with such Commercialization activities. Notwithstanding the foregoing, following the Exclusive License Effective Date with respect to each Optioned Target, Vertex (acting directly or through one or more Affiliates or Sublicensees) will use Commercially Reasonable Efforts to Commercialize [***].

4.3Manufacturing. Except with respect to any Manufacturing-related obligations of ImmunoGen hereunder, Vertex will have the sole right to conduct Manufacturing activities for Products under this Agreement and will bear all costs and expenses incurred by or on behalf of Vertex or its Affiliates in connection with such Manufacturing activities.

4.4ImmunoGen Supply.

4.4.1Upon request by Vertex with respect to any Optioned Target, the Parties will enter into a supply agreement on commercially reasonable terms pursuant to which ImmunoGen will supply to Vertex such quantities of [***] as are necessary for Vertex to Manufacture (or have Manufactured) ADCs directed to such Optioned Target for [***]. The cost of such supply will be the Supply Cost (to be included in an invoice from ImmunoGen). Vertex will pay the undisputed amounts in any such invoice within [***] days after receipt of the applicable invoice. Prior to Vertex’s use of any [***] supplied by ImmunoGen under such supply agreement in cGMP Manufacturing, the Parties will enter into a quality agreement governing the supply of such [***].

4.4.2Following the Evaluation Term with respect to any Vertex Target that becomes an Optioned Target, and prior to entry into a supply agreement pursuant to Section 4.4.1 (ImmunoGen Supply), if Vertex requires quantities of [***] to Manufacture (or have Manufactured) any ADC directed to such Optioned Target [***], then ImmunoGen will supply such quantities to Vertex, and the Parties will discuss in good faith and agree in writing upon the timelines for the delivery of such [***] and the specifications for such [***]. The cost of such supply will be the Supply Cost (to be included in an invoice from ImmunoGen). Vertex will pay the undisputed amounts in any such invoice within [***] days after receipt of the applicable invoice.

4.5Technology Transfer. Upon Vertex’s request after the Exclusive License Effective Date for any Optioned Target, to the extent not previously provided to Vertex, ImmunoGen will transfer to Vertex (or its designated Affiliate or contract development and manufacturing organization) the ImmunoGen Technology and Arising Joint IP necessary or reasonably useful for Manufacturing (or having Manufactured) Product containing [***] as the sole Licensed Compound and directed to any Optioned Target (including, for clarity, the [***] contained in any such Product). The Parties will cooperate in good faith to agree in writing upon a technology transfer plan with respect thereto (the “Technology Transfer Plan”). ImmunoGen will carry out the activities assigned to it in the Technology Transfer Plan and will use Commercially Reasonable Efforts to do so on the timelines set forth therein. Vertex will reimburse [***] incurred in connection with carrying out such technology transfer in accordance with the Technology Transfer Plan and this Section 4.5 (Technology Transfer). [***].

4.6Records. Vertex will, and will require its Affiliates, Subcontractors and Sublicensees to, maintain complete, current and accurate records of all work conducted pursuant to its or their Development, Manufacturing and Commercialization activities under this Agreement, and all Arising Know-How, in accordance with Vertex’s or its Affiliate’s (or such Subcontractor’s or Sublicensee’s), as applicable, internal record-keeping policies and procedures.

ARTICLE 5
REGULATORY

5.1Regulatory Activities.

5.1.1General. As between the Parties, Vertex will have the sole right to prepare, obtain and maintain (including, in each case, setting the strategy therefor) (or have prepared, obtained and maintained) all INDs, BLAs, other Regulatory Approvals, Pricing Approvals and other regulatory submissions and to conduct communications with the Regulatory Authorities and Governmental Authorities in the Territory for Products. ImmunoGen will, [***], cooperate with Vertex or its designee, as may be reasonably necessary, in preparing and filing INDs and BLAs and obtaining Regulatory Approvals and Pricing Approvals for Products and in the activities in support thereof. Vertex will (a) keep ImmunoGen informed of (i) the filing of INDs and BLAs with Regulatory Authorities in [***] and (ii) changes in the Regulatory Approval status of the Products in [***]; and (b) notify ImmunoGen in writing of any [***].

5.1.2Regulatory Filings. As between the Parties, all Regulatory Filings with respect to any Product (including with respect to a Licensed Compound as incorporated in any

Product) will be owned by and held in the name of Vertex or its designee; provided that Vertex’s ownership of any such Regulatory Filings is not intended, and will not be construed, to alter the ownership of any Know-How included in such Regulatory Filings. Without limitation to Section 5.1.1 (Regulatory Activities; General), unless otherwise agreed by the Parties in writing, neither ImmunoGen nor any of its Affiliates will prepare or file with (or submit to) any Regulatory Authority any Regulatory Filing with respect to any Product.

5.2Safety and Adverse Event Reporting. [***] days prior to submission of the initial IND for the first Product, the Parties will meet to discuss and determine the desirability of entering into a separate, related safety data exchange agreement (the “Safety Data Exchange Agreement”) providing details related to managing adverse events that occur during Clinical Studies, safety issues arising from pre-clinical research and other safety and reporting practices and procedures in compliance with applicable Law. If the Parties determine that a separate, written Safety Data Exchange Agreement is desirable, then the Parties will negotiate the terms of such agreement in good faith. In addition, Vertex will (a) maintain a unified worldwide adverse event database for Products, and be responsible for reporting quality complaints, adverse events and serious adverse events to such database and to the applicable Regulatory Authorities and (b) be responsible for all signal detection and risk management activities with respect to Products and will develop and approve the contents of all safety communications to Regulatory Authorities, including expedited non-clinical and clinical safety reports and aggregate reports to health authorities, institutional review boards and ethics committees; provided that, any complaints related to a Licensed Compound supplied by ImmunoGen will be submitted to ImmunoGen at [***].

5.3Product Recalls. In the event any Regulatory Authority issues or requests a recall or takes similar action with respect to a Product that Vertex reasonably believes is or may be attributable to or otherwise may reasonably implicate the ImmunoGen Technology, or in the event either Party reasonably believes that an event, incident or circumstance has occurred that may result in the need for such a recall or other similar action, such Party will promptly notify the other Party thereof. Following such notification, Vertex will decide whether to conduct a recall or market withdrawal of such Product (except in the event of a recall or market withdrawal mandated by a Regulatory Authority, in which case it will be required) or to take such other corrective action in any country and will control the manner in which any such recall, market withdrawal or corrective action is conducted; provided that Vertex will keep ImmunoGen informed regarding any such recall, market withdrawal or corrective action. Subject to the terms of any supply agreement entered into pursuant to Section 4.4.1 (ImmunoGen Supply), Vertex will bear all expenses of any such recall, market withdrawal or corrective action, including expenses of notification, destruction and return of the affected Product and any refund to customers of the amounts paid for such Product.

5.4Right of Reference. With respect to each Optioned Target, as of the Exclusive License Effective Date for the applicable Optioned Target, ImmunoGen will grant and hereby grants to Vertex and its Affiliates a sublicensable (in accordance with Section 3.5.1(a) (Sublicensing)) “Right of Reference” (including rights of reference or cross-reference as discussed in FDA’s regulations (see 21 C.F.R. §§ 312.23(b), 314.3(b), 601.51(a)) and any foreign counterparts to such regulations), to any Regulatory Filings Controlled by ImmunoGen or its Affiliates that are necessary or reasonably useful to Exploit (a) Licensed Compounds and Products and (b) Linkers for use in Products, in each case ((a) and (b)), with respect to such Optioned Target in the Field in the Territory. If requested by Vertex, ImmunoGen will provide a signed statement or other necessary or appropriate documentation to this effect (including a statement of right of reference that can be submitted to module 1 of a Regulatory Filing).

ARTICLE 6
UPFRONT FEE; MILESTONES AND ROYALTIES; PAYMENTS

6.1Upfront Fee.

6.1.1Pre-Signing Vertex Targets. No later than [***] days following the Effective Date, Vertex will pay ImmunoGen a one-time, non-refundable, non-creditable upfront payment of (a) [***] for each Pre-Signing [***] Vertex Target, (b) [***] for [***] Pre-Signing [***]Vertex Target and (c) [***] as a pre-payment of the Additional [***] Vertex Target Fee for each of the [***] Nominated Additional Targets that become [***] Vertex Targets. The total amount payable by Vertex to ImmunoGen under this Section 6.1.1 (Upfront Fee; Pre-Signing Vertex Targets) will be (i) [***] for the [***] Pre-Signing [***] Vertex Targets, (ii) [***] for [***] Pre-Signing [***] Vertex Target and (iii) [***] as a pre-payment of the Additional [***] Vertex Target Fee for the [***] Nominated Additional Targets that become [***] Vertex Targets.

6.1.2Additional Vertex Targets. Within [***] days following Vertex’s receipt of an invoice pursuant to Section 2.1.2(c) (Available Targets) in connection with any Nominated Additional Target becoming an [***] Vertex Target or [***] Vertex Target, respectively, Vertex will pay ImmunoGen a one-time, non-refundable, non-creditable payment of (a) [***] for each Nominated Additional Target that has become an [***] Vertex Target (the “Additional [***] Vertex Target Fee”), or (b) [***] for each Nominated Additional Target that has become a [***] Vertex Target (the “Additional [***] Vertex Target Fee”); provided that Vertex shall not owe any Additional [***] Vertex Target Fee for each of the [***] Nominated Additional Targets that become [***] Vertex Targets.

6.2Option Payment. With respect to each Vertex Target for which Vertex has delivered an Option Notice, no later than [***] days following the Exclusive License Effective Date, Vertex will pay to ImmunoGen a one-time, non-refundable, non-creditable payment of (a) [***] for each [***] Vertex Target that becomes an Optioned Target and (b) [***] for each [***] Vertex Target that becomes an Optioned Target (each, an “Option Payment”). [***].

6.3Development Milestone Payments.

6.3.1General. Subject to the remainder of this Section 6.3 (Development Milestone Payments) and Section 6.6 (Effect of Multispecific Products on Milestone Payments), in partial consideration for the rights and licenses granted to Vertex and its Affiliates hereunder, after [***] achievement of each milestone event set forth in this Section 6.3.1 (Development Milestone Payments; General) with respect to an Optioned Target (each, a “Development Milestone Event”) by or on behalf of Vertex, any of its Affiliates or any Sublicensee, Vertex will, in accordance with this Section 6.3.1 (Development Milestone Payments; General), make a milestone payment to ImmunoGen in the amount set forth in this Section 6.3.1 (Development Milestone Payments; General) corresponding to such Development Milestone Event (each, a “Development Milestone Payment”). Vertex will provide a written notice to ImmunoGen identifying the Development Milestone Event achieved within [***] Business Days of such achievement. Following receipt of such written notice, ImmunoGen will promptly invoice Vertex for the applicable Development Milestone Payment and Vertex will make the appropriate Development Milestone Payment within [***] days after receipt of such invoice. Subject to the remainder of this Section 6.3 (Development Milestone Payments) and Section 6.6 (Effect of Multispecific Products on Milestone Payments), each Development Milestone Payment will be payable on an Optioned Target-by-Optioned Target basis, only upon [***]achievement of the corresponding Development Milestone Event with respect to the applicable Optioned Target, and no amounts will be due for [***] of such Development Milestone Event with respect to [***]Optioned Target, regardless of [***]with respect to such Optioned Target.

Development Milestone Event	Development Milestone Payment
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]

6.3.2Skipped Milestones. The Development Milestone Events are intended to be successive for each Optioned Target. If a Development Milestone Event is not achieved with respect to any Optioned Target prior to the achievement of the next successive Development Milestone Event with respect to such Optioned Target (such unachieved Development Milestone Event, the “Skipped Milestone Event,” and such next successive Development Milestone Event, the “Achieved Milestone Event”), then such Skipped Milestone Event will be deemed to have been achieved with respect to such Optioned Target upon the achievement of the Achieved Milestone Event with respect to such Optioned Target. The Development Milestone Payment corresponding to a Skipped Milestone Event will be due at the same time as the Development Milestone Payment corresponding to the Achieved Milestone Event.

6.4Regulatory Milestone Payments. Subject to the remainder of this Section 6.4 (Regulatory Milestone Payments) and Section 6.6 (Effect of Multispecific Products on Milestone Payments), in partial consideration for the rights and licenses granted to Vertex and its Affiliates hereunder, after [***]achievement of each milestone event set forth in this Section 6.4 (Regulatory Milestone Payments) with respect to an Optioned Target (each, a “Regulatory Milestone Event”) by or on behalf of Vertex, any of its Affiliates or any Sublicensee, Vertex will, in accordance with this Section 6.4 (Regulatory Milestone Payments), make a milestone payment to ImmunoGen in the amount set forth in this Section 6.4 (Regulatory Milestone Payments) corresponding to such Regulatory Milestone Event (each, a “Regulatory Milestone Payment”). Vertex will provide a written notice to ImmunoGen identifying the Regulatory Milestone Event achieved within [***] Business Days of such achievement. Following receipt of such written notice, ImmunoGen will promptly invoice Vertex for the applicable Regulatory Milestone Payment and Vertex will make the appropriate Regulatory Milestone Payment within [***] days after receipt of such invoice. Subject to the remainder of this Section 6.4 (Regulatory Milestone Payments) and Section 6.6 (Effect of Multispecific Products on Milestone Payments), each Regulatory Milestone Payment will be payable on an Optioned Target-by-Optioned Target basis, only upon [***] achievement of the corresponding Regulatory Milestone Event with respect to the applicable Optioned Target, and no amounts will be due for [***] of such Regulatory Milestone Event with respect to [***] with respect to such Optioned Target.

Regulatory Milestone Event	Regulatory Milestone Payment
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]

* “Regulatory Approval” for [***] will be deemed to have been met upon the grant of a [***].

6.5Sales-Based Milestone Payments. Subject to the remainder of this Section 6.5 (Sales-Based Milestone Payments) and Section 6.6 (Effect of Multispecific Products on Milestone

Payments), in partial consideration for the rights and licenses granted to Vertex and its Affiliates hereunder, on an Optioned Target-by-Optioned Target basis, after [***] achievement of each milestone event set forth in this Section 6.5 (Sales-Based Milestone Payments) for [***] Product with respect to an Optioned Target (each, a “Sales-Based Milestone Event”) by Vertex or any of its Affiliates or Sublicensees, Vertex will pay to ImmunoGen, [***] and in accordance with the payment procedures set forth in Section 6.10 (Reports; Payment), the milestone payment amount set forth in this Section 6.5 (Sales-Based Milestone Payments) corresponding to such Sales-Based Milestone Event (each, a “Sales-Based Milestone Payment”). Subject to the remainder of this Section 6.5 (Sales-Based Milestone Payments) and Section 6.6 (Effect of Multispecific Products on Milestone Payments), in the event that in a given Calendar Year more than one (1) Sales-Based Milestone Event is achieved with respect to any Optioned Target, Vertex will pay to ImmunoGen, in accordance with the payment procedures set forth in Section 6.10 (Reports; Payment), a separate Sales-Based Milestone Payment with respect to each Sales-Based Milestone Event that is achieved in such Calendar Year. Subject to the remainder of this Section 6.5 (Sales-Based Milestone Payments) and Section 6.6 (Effect of Multispecific Products on Milestone Payments), each Sales-Based Milestone Payment will be payable on an Optioned Target-by-Optioned Target basis, only upon [***] achievement of the corresponding Sales-Based Milestone Event with respect to the applicable Optioned Target, and [***] with respect to such Optioned Target.

Sales-Based Milestone Event	Sales-Based Milestone Payment
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]

* [***].

6.6Effect of Multispecific Products on Milestone Payments. [***].

6.6.1[***].

6.6.2[***].

6.7Royalties. In further consideration of the licenses and other rights granted to Vertex and its Affiliates hereunder, subject to Section 6.9 (Royalty Adjustments), commencing upon the First Commercial Sale of a Product in a country in the Territory, on a Product-by-Product basis, Vertex will pay to ImmunoGen royalties on Net Sales of such Product in the Territory during the applicable Royalty Term for such Product in such country (for clarity, excluding Net Sales of each Product in any country in the Territory for which the Royalty Term for such Product in such country has expired or is not in effect) during each Calendar Year at the following rates:

Annual Net Sales of a Product in the Territory	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]

6.8Royalty Term. On a country-by-country and Product-by-Product basis, royalty payments in the Territory will commence upon the First Commercial Sale of such Product in such country and will expire upon the later of: [***] (with respect to each Product and country, the “Royalty Term”).

6.9Royalty Adjustments. Notwithstanding Section 6.3 (Development Milestone Payments), Section 6.4 (Regulatory Milestone Payments), Section 6.5 (Sales-Based Milestone Payments) or Section 6.7 (Royalties), but subject to Section 6.9.4 (Mechanics of Adjustments to Royalties):

6.9.1Valid Claim Expiration. If, during the Royalty Term for a Product in a given country, no Valid Claim of an ImmunoGen Patent or Arising Joint Patent exists that Covers [***], then Net Sales of such Product in such country will be reduced by [***] for purposes of calculating the royalty owed under Section 6.7 (Royalties) for the remainder of the Royalty Term.

6.9.2Stacking. If Vertex or any of its Affiliates or Sublicensees determines in good faith that it is reasonably necessary to obtain rights from a Third Party under any Patent Right (or both any Patent Right and Know-How) (in each case, “Third Party IP”) of such Third Party for Vertex’s, its Affiliates’ or Sublicensees’ Exploitation of a Product hereunder, and Vertex (or any of its Affiliates) or a Sublicensee enters into (prior to the Effective Date or during the Term) an agreement to obtain any such rights, then Vertex will be entitled to deduct from the royalty payments due under Section 6.7 (Royalties) for such Product in a Calendar Quarter, [***] (“Third Party Payments”); provided that, if the applicable Third Party IP relates to both such Product and one or more other products of Vertex or its Affiliates or Sublicensees, then any such Third Party Payments that are not specific to the Exploitation of such Product will be equitably allocated by Vertex among such Product and such other products, and only the portion that is allocated to such Product will be deductible under this Section 6.9.2 (Stacking). In no event will the deductions made pursuant to this Section 6.9.2 (Stacking) reduce by more than [***] the royalties that would otherwise be owed under Section 6.7 (Royalties) (as adjusted by Section 6.9.1 (Valid Claim Expiration)) in any Calendar Quarter. [***]. For the avoidance of doubt, a license or similar rights to Patent Rights of a Third Party or Third Parties (other than a Sublicensee) that Cover a Combination or are otherwise necessary for the Development or Commercialization of a Combination, but do not Cover the Mono Product with respect to such Combination as a stand-alone product or would not otherwise be necessary for the Development or Commercialization of the Mono Product as a stand-alone product, will not be creditable pursuant to this Section 6.9.2 (Stacking).

6.9.3Reduction for Biosimilar Competition. If during any Calendar Quarter during the Royalty Term for a Product in a given country, [***], then, subject to Section 6.9.4 (Mechanics of Adjustments to Royalties), the Net Sales of such Product in such country (after any applicable reduction pursuant to Section 6.9.1 (Valid Claim Expiration)) will be reduced by [***] for purposes of calculating the royalty owed under Section 6.7 (Royalties) for the remainder of the Royalty Term.

6.9.4Mechanics of Adjustments to Royalties. Any reductions set forth in this Section 6.9 (Royalty Adjustments) will be applied to the royalties payable to ImmunoGen under Section 6.7 (Royalties) in the order in which the event triggering such reduction occurs; provided that (a) [***] and (b) the adjustments made pursuant to this Section 6.9 (Royalty Adjustments) will not cumulatively reduce by more than [***] the royalties that would otherwise be owed under Section 6.7 (Royalties). Any adjustments pursuant to this Section 6.9 (Royalty Adjustments) will apply only to the relevant Product in the relevant country in the relevant Calendar Quarter, except, in the case of Section 6.9.2 (Stacking), with respect to any adjustments for Third Party Payments that are applicable to more than one Product or more than one country [***].

6.9.5Effect of Patent Challenge. [***].

6.10Reports; Payment. During the Term, within [***] days after the end of each Calendar Quarter, commencing with the Calendar Quarter during which the First Commercial Sale of the first Product is made anywhere in the Territory, Vertex will furnish to ImmunoGen a preliminary report that contains Vertex’s good faith estimation of the following information for the applicable Calendar Quarter, on a Product-by-Product and country-by-country basis: (a) Net Sales in both the local currency in which such amounts are invoiced and Dollars; (b) the royalties payable under Section 6.7 (Royalties) specifying in reasonable detail each adjustment, if any, to the royalty rate(s) as provided in Section 6.9 (Royalty Adjustments) hereof; and (c) any Sales-Based Milestone Event(s) first achieved during such Calendar Quarter. No later than [***] days following the end of the applicable Calendar Quarter, Vertex will provide a final version of such report, and (i) the royalties payable with respect to Net Sales of Products in such Calendar Quarter and (ii) any Sales-Based Milestone Payment(s) payable as a result of the achievement of such Sales-Based Milestone Event(s) will, in each case ((i) and (ii)), be due and payable [***].

6.11Financial Records. Vertex will, and will cause its Affiliates and its and their Sublicensees to, keep full, clear and accurate records pertaining to Net Sales, in accordance with Accounting Standards, for a minimum period of [***] years after the applicable Calendar Quarter to which they pertain, in sufficient detail to enable royalties and compensation payable to ImmunoGen hereunder to be calculated and verified.

6.12Audit; Audit Dispute.

6.12.1Audit. At the request of ImmunoGen, Vertex will, and will cause its Affiliates to, permit an independent public accounting firm of nationally recognized standing designated by ImmunoGen and reasonably acceptable to Vertex, at reasonable times during normal business hours and upon reasonable notice, to audit the books and records maintained pursuant to Section 6.11 (Financial Records) to ensure the accuracy of all reports and payments made hereunder. Such examinations may not (a) be conducted for any Calendar Quarter more than [***] years after the end of such Calendar Quarter, (b) be conducted more than [***] in any Calendar Year or (c) be repeated for any Calendar Quarter. The accounting firm will disclose its report and basis for any determination to both Parties. Except as provided below, the cost of such audit will be borne by ImmunoGen, unless the audit reveals an underpayment to ImmunoGen of more than [***] during the audited period, in which case Vertex will bear the cost of the audit. Unless disputed pursuant to Section 6.12.2 (Audit Dispute) below, if such audit concludes that (i) additional amounts were owed by Vertex, Vertex will pay the additional amounts, with interest from the date originally due as provided in Section 6.15 (Overdue Payments), or (ii) excess payments were made by Vertex, ImmunoGen will reimburse such excess payments, in either case ((i) or (ii)), within [***] days after the date on which such audit is completed.

6.12.2Audit Dispute. In the event of a dispute with respect to any audit under Section 6.12.1 (Audit), ImmunoGen and Vertex will work in good faith to resolve such dispute. If the Parties are unable to reach a mutually acceptable resolution of any such dispute within [***] days, or such other period agreed upon by the Parties in writing, the dispute will be submitted for resolution to a certified public accounting firm jointly selected by each Party’s certified public accountants or to such other Person as the Parties will mutually agree in writing (the “Audit Arbitrator”). The decision of the Audit Arbitrator will be final and the costs of such arbitration as well as the initial audit will be borne between the Parties in such manner as the Audit Arbitrator will determine. Not later than [***] days after such decision and in accordance with such decision, Vertex will pay the additional amounts, with interest from the date originally due as provided in Section 6.15 (Overdue Payments), or ImmunoGen will reimburse the excess payments, as applicable.

6.13Accounting. All payments hereunder will be made in Dollars. Royalties will be calculated based on Net Sales in Dollars, with the conversion of Net Sales in each country to Dollars according to the Vertex Standard Exchange Rate Methodology.

6.14Taxes. All payments made by Vertex to ImmunoGen hereunder will be made without set-off or counterclaim and free and clear of any taxes, duties, levies, fees or charges, except for withholding taxes, if any. If, as a result of any activities of Vertex, its Affiliates or Sublicensees under this Agreement (including an assignment by Vertex of this Agreement as permitted by Section 13.4 (Assignment)), any tax (other than any tax based on income to ImmunoGen) is required to be withheld and deducted from payments by Vertex pursuant to this Agreement under applicable Law, then notwithstanding anything to the contrary herein, Vertex will make such deduction and withholding and will pay such additional amounts as may be necessary to ensure that ImmunoGen receives the amount it would have received had no such withholding applied (including any withholding imposed in respect of such additional amounts), and any amounts so withheld and deducted will be remitted by Vertex on a timely basis to the appropriate Governmental Authority for the account of ImmunoGen and Vertex will provide ImmunoGen reasonable evidence of the remittance within [***] days thereof. In the event any of the payments made by Vertex pursuant to this Agreement become subject to withholding taxes under the applicable Law of any jurisdiction [***], (a) Vertex will make any applicable withholding payments due on behalf of ImmunoGen, (b) Vertex will provide ImmunoGen with reasonable proof of payment of such withholding taxes, together with an accounting of the calculations of such taxes, within [***] days after such payment is remitted to the proper authority, and (c) any such withheld tax remitted by Vertex to the proper authority will be treated as having been paid by Vertex to ImmunoGen for all purposes of this Agreement. The Parties will cooperate reasonably in completing and filing documents required under the provisions of any applicable Law in connection with the making of any required withholding tax payment, or in connection with any claim to a refund of or credit for any such payment.

6.15Overdue Payments. Subject to the other terms of this Agreement, any payments hereunder not paid within the applicable time period set forth herein will bear interest from the due date until paid in full, at a rate per annum equal to the lesser of (a) [***] or (b) the maximum interest rate permitted by applicable Law in regard to such payments, calculated in each case from the date such payment was due through to the date on which payment is actually made; provided, however, that with respect to any disputed payments, no interest will be due until such dispute is resolved and the interest that will be payable thereon will be based on the finally-resolved amount of such payment, calculated from the original date on which the disputed payment was due through the date on which payment is actually made. Such payments when made will be accompanied by all interest so accrued. Such interest and the payment and acceptance thereof will not negate or waive the right of ImmunoGen to any other remedy, legal or equitable, to which it may be entitled because of the delinquency of the payment.

ARTICLE 7

EXCLUSIVITY

7.1ImmunoGen Exclusivity Obligation. Other than in performing its obligations pursuant to this Agreement, on a Vertex Target-by-Vertex Target basis, ImmunoGen will not and will cause its Affiliates not to, [***]:

7.1.1[***];

7.1.2[***]; or

7.1.3[***];

provided that [***].

7.2Exceptions. Notwithstanding the provisions of Section 7.1 (ImmunoGen Exclusivity Obligation), ImmunoGen will not be in breach of Section 7.1 (ImmunoGen Exclusivity Obligation) if:

7.2.1it or any of its Affiliates undergoes a Change of Control with a Third Party (ImmunoGen or such Affiliate, together with such Third Party and their respective Affiliates following the closing of the applicable Change of Control transaction, the “Acquired Party”) that (either directly or through an Affiliate, or in collaboration with any other Third Party): [***]; or

7.2.2it or any of its Affiliates acquires a Competing ADC that is being exploited in a manner that would breach Section 7.1 (ImmunoGen Exclusivity Obligation) if conducted by ImmunoGen or its Affiliates through an acquisition of, or a merger with, the whole or substantially the whole of a business or assets of another Person, so long as ImmunoGen or such Affiliate: [***].

ARTICLE 8
INTELLECTUAL PROPERTY RIGHTS

8.1Ownership of Intellectual Property; Disclosure.

8.1.1Ownership.

(a)Background IP. Nothing in this Agreement is intended, or will be construed, to alter the ownership of any ImmunoGen Background IP or Vertex Background IP.

(b)ImmunoGen-Owned Arising IP. ImmunoGen will be the sole owner of the Arising ImmunoGen IP [***], regardless of which Party (or its respective Affiliates) created or invented the Arising ImmunoGen IP [***].

(c)Vertex-Owned Arising IP. Vertex will be the sole owner of the Arising Vertex IP and the Product-Specific IP, regardless of which Party (or its respective Affiliates) created or invented the Arising Vertex IP or Product-Specific IP.

(d)Jointly-Owned Arising IP. Each Party will own an equal and undivided interest in and to the Arising Joint IP, regardless of which Party (or its respective Affiliates) created or invented the Arising Joint IP. Subject to the terms and conditions of this Agreement (including Article 7 (Exclusivity) and any exclusive licenses granted to Vertex under the Arising Joint IP), neither Party will have any obligation to account to the other for profits with respect to, or to obtain any consent of the other Party to license or exploit, Arising Joint IP by reason of joint ownership thereof, and each Party hereby waives any right it may have under the Law of any jurisdiction to require any such consent or accounting.

8.1.2Inventorship. For purposes of this Agreement, inventorship will be determined in accordance with United States patent laws (regardless of where the applicable activities occurred).

8.1.3Disclosure of Inventions. During the Term, Vertex will disclose in writing to ImmunoGen (which disclosure may be made through the IP Working Group) any inventions within the Arising ImmunoGen Know-How, Arising Overlapping Know-How or Arising Joint Know-How that are created or invented by or on behalf of Vertex or any of its Affiliates, including all invention disclosures or other similar documents submitted to Vertex by its or its Affiliates’ employees, agents, or independent contractors relating thereto. During the

Term, ImmunoGen will disclose in writing to Vertex (which disclosure may be made through the IP Working Group) any inventions within the Arising Know-How that are created or invented by or on behalf of ImmunoGen or any of its Affiliates, including all invention disclosures or other similar documents submitted to ImmunoGen by its or its Affiliates’ employees, agents, or independent contractors relating thereto. With respect to any invention that either Party is obligated to disclose to the other Party under this Section 8.1.3 (Disclosure of Inventions), the Party obligated to disclose such invention will do so by the earliest of [***].

8.1.4Assignment.

(a)Assignment by Vertex. Vertex will and hereby does assign to ImmunoGen (i) all of Vertex’s rights, title, and interests in and to the Arising ImmunoGen IP [***], and all intellectual property rights therein, and ImmunoGen hereby accepts such assignment; and (ii) an equal undivided joint interest in and to the Arising Joint IP to the extent necessary to effect joint ownership thereof as set forth in Section 8.1.1(d) (Jointly-Owned Arising IP), and all intellectual property rights therein, and ImmunoGen hereby accepts such assignment.

(b)Assignment by ImmunoGen. ImmunoGen will and hereby does assign to Vertex (i) all of ImmunoGen’s rights, title, and interests in and to the Arising Vertex IP and Product-Specific IP, and all intellectual property rights therein, and Vertex hereby accepts such assignment; and (ii) an equal undivided joint interest in and to the Arising Joint IP to the extent necessary to effect joint ownership thereof as set forth in Section 8.1.1(d) (Jointly-Owned Arising IP), and all intellectual property rights therein, and Vertex hereby accepts such assignment.

(c)Covenants in Support of Assignment. Each Party will take (and will cause its Affiliates, and their respective employees, agents, and contractors to take) such further actions reasonably requested by the other Party to evidence any assignment under this Section 8.1.4 (Assignment) and to reasonably cooperate with such other Party in such other Party’s efforts to obtain Patent Rights and other intellectual property protection for protectable Know-How within the Arising IP that is owned (solely or jointly) by such other Party.

8.2Patent Prosecution and Maintenance.

8.2.1ImmunoGen Background Patents and Arising ImmunoGen Patents. ImmunoGen, acting through patent counsel or agents of its choice, will have the sole right (but not the obligation), [***], to prepare, file, prosecute and maintain all ImmunoGen Background Patents and Arising ImmunoGen Patents.

8.2.2Product-Specific Patents. Vertex, acting through patent counsel or agents of its choice, will have the first right (but not the obligation), [***], to prepare, file, prosecute and maintain all Product-Specific Patents. Vertex will provide ImmunoGen with copies of all substantive office actions received from, and substantive response filed with, any patent office with respect to any Product-Specific Patent. Vertex will consider in good faith the requests and suggestions of ImmunoGen with respect to strategies for filing, prosecuting, and maintaining such Product-Specific Patents in the Territory, which suggestions will be discussed through the IP Working Group. [***]. If Vertex decides to abandon or allow to lapse, or otherwise determines to not prosecute or maintain, any of the Product-Specific Patents in any country or region in the

Territory, Vertex will inform ImmunoGen of such decision promptly and, in any event, so as to provide ImmunoGen a reasonable amount of time to meet any applicable deadline to establish or preserve such Product-Specific Patents in such country or region. ImmunoGen will have the right to assume responsibility for continuing the prosecution and maintenance of such Product-Specific Patents in such country or region and paying any required fees to maintain such Product-Specific Patents in such country or region, in each case at [***] sole expense and through patent counsel or agents of its choice; provided that ImmunoGen will not have such right if Vertex [***]. ImmunoGen will not become an assignee of Vertex’s interest in such Product-Specific Patents as a result of its assumption of such responsibility. Upon transfer of Vertex’s responsibility for prosecuting and maintaining any of the Product-Specific Patents, Vertex will promptly deliver to ImmunoGen copies of all necessary files in Vertex’s possession or control related to such Product-Specific Patents with respect to which responsibility has been transferred and will take all actions and execute all documents reasonably necessary for ImmunoGen to assume such prosecution and maintenance.

8.2.3Arising Overlapping Patents. ImmunoGen, acting through patent counsel or agents of its choice, will have the first right (but not the obligation), [***], to prepare, file, prosecute and maintain all Arising Overlapping Patents. ImmunoGen will provide Vertex with copies of all substantive office actions received from, and substantive response filed with, any patent office with respect to any Arising Overlapping Patent. ImmunoGen will consider in good faith the requests and suggestions of Vertex with respect to strategies for filing, prosecuting, and maintaining such Arising Overlapping Patents in the Territory, which suggestions will be discussed through the IP Working Group. If ImmunoGen decides to abandon or allow to lapse, or otherwise determines to not prosecute or maintain, any of the Arising Overlapping Patents in any country or region in the Territory, ImmunoGen will inform Vertex of such decision promptly and, in any event, so as to provide Vertex a reasonable amount of time to meet any applicable deadline to establish or preserve such Arising Overlapping Patents in such country or region. Vertex will have the right to assume responsibility for continuing the prosecution and maintenance of such Arising Overlapping Patents in such country or region and paying any required fees to maintain such Arising Overlapping Patents in such country or region, in each case at [***] sole expense and through patent counsel or agents of its choice; provided that Vertex will not have such right if ImmunoGen [***]. Vertex will not become an assignee of ImmunoGen’s interest in such Arising Overlapping Patents as a result of its assumption of such responsibility. Upon transfer of ImmunoGen’s responsibility for prosecuting and maintaining any of the Arising Overlapping Patents, ImmunoGen will promptly deliver to Vertex copies of all necessary files in ImmunoGen’s possession or control related to such Arising Overlapping Patents with respect to which responsibility has been transferred and will take all actions and execute all documents reasonably necessary for Vertex to assume such prosecution and maintenance.

8.2.4Vertex Background Patents and Arising Vertex Patents. Vertex, acting through patent counsel or agents of its choice, will have the sole right (but not the obligation), [***], to prepare, file, prosecute and maintain all Vertex Background Patents and Arising Vertex Patents.

8.2.5Arising Joint Patents. The Parties will jointly determine, in good faith, which Party will have the first right (but not the obligation) to prepare, file, prosecute and maintain each Arising Joint Patent, as well as the patent counsel or agents to be engaged with respect to such activities and the allocation of costs and expenses with respect to such activities. The Party preparing, filing, prosecuting or maintaining any Arising Joint Patent will provide the other Party with copies of all substantive office actions received from, and substantive response filed with, any patent office with respect to such Arising Joint Patent and will consider in good faith the requests and suggestions of such other Party with respect to strategies for filing, prosecuting, and maintaining such Arising Joint Patents in the Territory, which suggestions will be discussed through the IP Working Group. If the prosecuting Party decides to abandon or allow to lapse, or otherwise determines to not prosecute or maintain, any of the Arising Joint Patents in any country or region in the Territory, it will inform such other Party of such decision promptly and, in any event, so as to provide such other Party a reasonable amount of time to meet any applicable deadline to establish or preserve such Arising Joint Patents in such country or region. Such other Party will have the right to assume responsibility for continuing the prosecution and maintenance of such Arising Joint Patents in such country or region and paying any required fees to maintain such Arising Joint Patents in such country or region, in each case at [***] sole expense and through patent counsel or agents of its choice. Such other Party will not become an assignee of the prosecuting Party’s interest in such Arising Joint Patents as a result of its assumption of such responsibility. Upon transfer of the prosecuting Party’s responsibility for prosecuting and maintaining any of the Arising Joint Patents, the prosecuting Party will promptly deliver to such other Party copies of all necessary files in its possession or control related to such Arising Joint Patents with respect to which responsibility has been transferred and will take all actions and execute all documents reasonably necessary for such other Party to assume such prosecution and maintenance.

8.2.6Cooperation. Each Party agrees to cooperate reasonably with the other Party in the preparation, filing, prosecution and maintenance of any Patent Rights pursuant to this Section 8.2 (Patent Prosecution and Maintenance). Such cooperation includes executing all papers and instruments, or requiring employees or others to execute such papers or instruments, so as to effectuate the ownership of such Patent Rights and to enable the filing, prosecution, maintenance and extension thereof in any country or region. In addition, and without limitation to Section 8.9 (Patent Term Extension), the Parties will reasonably cooperate with each other in obtaining patent term extension or restoration or supplemental protection certificates or their equivalents in any country in the Territory for any Arising Patent. The Parties will, through the IP Working Group, reasonably cooperate and implement reasonable preparation, filing and prosecution strategies (including filing divisionals, continuations or otherwise) so that, to the extent reasonably feasible, (a) claims that claim Arising Know-How owned solely by ImmunoGen, (b) claims that claim Arising Know-How owned solely by Vertex and (c) claims that claim Arising Know-How owned jointly by ImmunoGen and Vertex are, in each case ((a)-(c)), pursued in mutually exclusive patent applications.

8.3Enforcement of Patent Rights.

8.3.1Notice. If either Party becomes aware of any actual or possible infringement (an “Infringement”) of any (a) ImmunoGen Patent that Covers a Product, (b) Product-Specific Patent, (c) Arising Joint Patent, or (d) Arising Overlapping Patent then, in each case ((a)-(d)), that Party will promptly notify the other Party and provide it with all details of such Infringement of which it is aware (each, an “Infringement Notice”).

8.3.2Enforcement of ImmunoGen Patents.

(a)Against Competitive Infringement. With respect to any Infringement of any ImmunoGen Patent by a Third Party by reason of the making, having made, using, offering to sell, selling, importing or other exploitation of a compound or product that would be competitive with a Licensed Compound or a Product in the Field in the Territory (any such Infringement, of any Patent Right, a “Competitive Infringement”), ImmunoGen will have the first right (but not the obligation) to take action to address such a Competitive Infringement with respect to any such ImmunoGen Patent in its discretion, which may include the institution of legal proceedings or other action. [***]. Vertex will have the right to participate, and be represented by counsel that it selects, in any such legal proceedings or other action at its sole expense. Subject to the last sentence of this Section 8.3.2(a) (Against Competitive Infringement), if ImmunoGen does not bring an action or otherwise take reasonable steps to address the Competitive Infringement within [***] days (or such shorter period as may be required in Section 8.4.4(a) (Immediate Patent Infringement Action) or otherwise to preserve rights under applicable Law for Vertex to eliminate such Competitive Infringement) from any applicable Infringement Notice, then Vertex will have the right and option to do so [***].

(b)Against Infringement Other Than Competitive Infringement.

(i)ImmunoGen Patents Other Than Arising Overlapping Patents. ImmunoGen will have the sole right (but not the obligation) to take action to address an Infringement of any ImmunoGen Patent, other than an Arising Overlapping Patent, that is not a Competitive Infringement in its discretion, which may include the institution of legal proceedings or other action. [***].

(ii)Arising Overlapping Patents. ImmunoGen will have the first right (but not the obligation) to take action to address an Infringement of any Arising Overlapping Patent that is not a Competitive Infringement in its discretion, which may include the institution of legal proceedings or other action. [***]. Vertex will have the right to participate, and be represented by counsel that it selects, in any such legal proceedings or other action at its sole expense. Subject to the last sentence of this Section 8.3.2(b)(ii) (Arising Overlapping Patents), if ImmunoGen does not bring an action or otherwise take reasonable steps to address the Infringement within [***] days (or such shorter period as may be required in Section 8.4.4(a) (Immediate Patent Infringement Action) or otherwise to preserve rights under applicable Law for Vertex to address such Infringement) from any applicable Infringement Notice, then Vertex will have the right and option to do so [***].

8.3.3Enforcement of Product-Specific Patents. Vertex will have the first right (but not the obligation) to take action to address an Infringement of any Product-Specific Patent in its discretion, which may include the institution of legal proceedings or other action. [***]. Subject to the last sentence of this Section 8.3.3 (Enforcement of Product-Specific Patents), if Vertex does not bring an action or otherwise take reasonable steps to address the Infringement within [***] days (or such shorter period as may be required to preserve rights under applicable Law for ImmunoGen to address such Infringement) from any applicable Infringement Notice, then ImmunoGen will have the right and option to do so [***].

8.3.4Enforcement of Vertex Background Patents and Arising Vertex Patents. Vertex will have the sole right (but not the obligation) to take action to address an Infringement of any Vertex Background Patent or Arising Vertex Patent in its discretion, which may include the institution of legal proceedings or other action. [***].

8.3.5Enforcement of Arising Joint Patents.

(a)Against Competitive Infringement. Vertex will have the first right (but not the obligation) to take action to address a Competitive Infringement of any Arising Joint Patent in its discretion, which may include the institution of legal proceedings or other action. [***]. ImmunoGen will have the right to participate, and be represented by counsel that it selects, in any such legal proceedings or other action at its sole expense. If Vertex does not bring an action or otherwise take reasonable steps to address the Competitive Infringement within [***] days (or such shorter period as may be required to preserve rights under applicable Law for ImmunoGen to address such Competitive Infringement) from any applicable Infringement Notice, then ImmunoGen will have the right and option to do so [***].

(b)Against Infringement Other Than Competitive Infringement. The Parties will jointly determine, in good faith, which Party will have the first right (but not the obligation) to take action (including the institution of legal proceedings or other action) to address an Infringement of any Arising Joint Patent that is not a Competitive Infringement, or whether the Parties will jointly take such action, as well as responsibility for costs and selection of counsel. Each Party will have the right to participate, and be represented by counsel that it selects, in any such legal proceedings or other action at its sole expense. If the Party allocated the right to take such action does not bring an action or otherwise take reasonable steps to address the Infringement within [***] days (or such shorter period as may be required to preserve rights under applicable Law for the other Party to address such Infringement) from any applicable Infringement Notice, then such other Party will have the right and option to do so [***].

8.3.6Cooperation. In any action, suit or proceeding instituted under this Section 8.3 (Enforcement of Patent Rights), the Parties will cooperate with and assist each other in all reasonable respects. Upon the reasonable request of the Party initiating such action, suit or proceeding, the other Party will join such action, suit or proceeding and will be represented by counsel of its own choice, at the requesting Party’s expense.

8.3.7Recovery. Unless otherwise mutually agreed by the Parties, and subject, in the cases of Sections 8.3.7(a)-(c), to Section 8.3.7(d), any damages, amounts received in settlement, judgment or other monetary awards recovered by either Party pursuant to this Section 8.3 (Enforcement of Patent Rights), whether by settlement or judgment (“Monies”), will be allocated in the following order:

(a)[***];

(b)[***]; and

(c)[***].

(d)[***].

8.4Response to Biosimilar Applicants. Notwithstanding anything to the contrary herein, all decisions relating to procedures under the BPCIA with regard to any Patent Right other than an ImmunoGen Patent (including any response to the Applicant) will be within the sole discretion of Vertex (for clarity, including any portion of a Vertex Response with regard to any Patent Right other than an ImmunoGen Patent).

8.4.1Notice. In the event that either Party (a) receives a copy of an application submitted to the FDA under subsection (k) of Section 351 of the PHSA (a “Biosimilar Application”), whether or not such notice or copy is provided under any applicable Law (including under the Biologics Price Competition and Innovation Act of 2009 (the “BPCIA”), the United States Patient Protection and Affordable Care Act or implementing FDA regulations and guidance) applicable to the approval or manufacture of any biosimilar or interchangeable biological product (a “Proposed Biosimilar Product”) for which a Product is a “reference product,” as such term is used in the BPCIA, or (b) otherwise becomes aware that such a Biosimilar Application has been filed (such as in an instance described in Section 351(1)(9)(C) of the PHSA), then such Party will promptly provide the other Party with written notice.

8.4.2Access to Confidential Information. Upon written request from ImmunoGen and to the extent permitted by applicable Law, Vertex will provide ImmunoGen with confidential access to the Biosimilar Application and such other information that describes the process used to manufacture the Proposed Biosimilar Product, in each case, to the extent provided to Vertex by the Third Party that submitted the Biosimilar Application (the “Applicant”); provided, however, [***].

8.4.3Proposed Patent List.

(a)Preparation of Proposed Patent List. Not later than [***] days from the date of receipt by Vertex of a copy of a Biosimilar Application and related manufacturing information, Vertex, with cooperation from ImmunoGen will prepare and provide ImmunoGen with a list (the “Proposed Patent List”) of [***]. As soon as practicable following the date of receipt by ImmunoGen of the Proposed Patent List, ImmunoGen and Vertex will discuss in good faith the ImmunoGen Patents to be included on the Proposed Patent List and Vertex will consider in good faith ImmunoGen’s proposals for changes to the Proposed Patent List with respect to the ImmunoGen Patents. Not later than [***] days (or such longer or shorter period required by applicable Law) following Vertex’s receipt of the Biosimilar Application and related manufacturing information, Vertex will provide the Applicant with a copy of the Proposed Patent List (the Proposed Patent List as delivered to the Applicant, the “Final Proposed Patent List”). Notwithstanding the enforcement rights with respect to the ImmunoGen Patents set forth in Section 8.3 (Enforcement of Patent Rights), Vertex will have the right to include any of the [***] on the Final Proposed Patent List to the extent that [***]; provided, however, [***].

(b)Disclosure of Applicant Response. Provided that [***], Vertex will provide to ImmunoGen the response from the Applicant with regard to any ImmunoGen Patent included on the Final Proposed Patent List, including any response required by the BPCIA (the “Applicant Response”) [***].

(c)Preparation of Vertex Response. Following receipt by Vertex of the Applicant Response, Vertex, with cooperation and assistance from ImmunoGen, will prepare and provide to ImmunoGen a proposed response that [***] (the “Vertex Response”). As soon as practicable following the date of receipt by ImmunoGen of the proposed Vertex Response, the Parties will discuss in good faith the statements in the proposed Vertex Response and Vertex will consider in good faith ImmunoGen’s proposals for changes to the Vertex Response. Not later than [***] days (or such longer or shorter period required by applicable Law) following Vertex’s receipt of the Applicant Response, Vertex will provide the Applicant with a copy of the Vertex Response (the Vertex Response as delivered to the Applicant, the “Final Vertex Response”).

(d)Inclusion of ImmunoGen Patents. [***].

(e)Negotiation; ImmunoGen Rights. As soon as possible following the date on which Vertex provides the Applicant with a copy of the Final Vertex Response, Vertex will commence good faith negotiations with the Applicant for a period of not more than [***] days (or such longer or shorter period required by applicable Law) (the “Negotiation Period”) in an effort to reach agreement on which Patent Rights on the Final Proposed Patent List, or the list described in Section 351(l)(3)(B) of the PHSA, will be the subject of an immediate patent infringement litigation pursuant to Section 351(1)(6) of the PHSA (the list of such Patent Rights, which may be a subset of the Patent Rights on the Final Proposed Patent List, the “Infringed Patent List”; and such litigation, an “Immediate Patent Infringement Action”); provided, however, [***].

(f)Supplements to Proposed Patent List. ImmunoGen will provide Vertex with a copy of any U.S. patent within the ImmunoGen Patents that is issued after Vertex has provided the Final Proposed Patent List to the Applicant within [***] days after such issuance. As soon as practicable following the date of receipt by Vertex of any such patent, ImmunoGen and Vertex will discuss in good faith whether such patent could reasonably be asserted with respect to the making, using, offering to sell, selling, or importing of the Proposed Biosimilar Product. Vertex will provide the Applicant with a supplement to the Final Proposed Patent List to include any such patent not later than [***] days after the issuance of such patent (or such longer or shorter period required by applicable Law) [***]. Vertex will consider in good faith any request by ImmunoGen to supplement the Final Proposed Patent List to include any such patent.

8.4.4Claims, Suits and Proceedings.

(a)Immediate Patent Infringement Action. With respect to any ImmunoGen Patents that are to be the subject of an Immediate Patent Infringement Action, the Parties’ respective rights and obligations with respect to the litigation of such patents (including rights to initiate, step in, participate in, settle and share amounts recovered pursuant to such Immediate Patent Infringement Action, and obligations to pay legal costs and expenses with respect to such Immediate Patent Infringement Action) will be as set forth in Section 8.3 (Enforcement of Patent Rights), except that [***].

(b)Pre-Marketing Litigation. Either Party will notify the other Party within [***] days of receiving any notice of commercial marketing provided by the Applicant pursuant to Section 351(l)(8)(A) of the PHSA (the “Premarket Notice”). Thereafter, the Parties’ respective rights and obligations with respect to any litigation pursuant to Section 351(l)(8)(B) of the PHSA (including rights to initiate, step in, participate in, settle and share amounts recovered pursuant to such action, and obligations to pay legal costs and expenses with respect to such action) will be as set forth in Section 8.3 (Enforcement of Patent Rights).

(c)Cooperation; Standing. [***].

8.4.5Invalidity or Unenforceability Defenses or Actions. In the event that the Applicant asserts, as a defense or as a counterclaim in any infringement action under Section 8.4.4 (Claims, Suits and Proceedings), that any of the ImmunoGen Patents is invalid or unenforceable, then, notwithstanding anything to the contrary herein, the Party that has the right to bring such infringement action under Section 8.4.4 (Claims, Suits and Proceedings) will also have the right to respond to such defense or defend against such counterclaim, as applicable, in its discretion, and, subject to such Party’s right, the Parties’ other respective rights and obligations with respect to such action (including rights to step in, participate in, settle and share amounts recovered pursuant to such action, and obligations to pay legal costs and expenses with respect to such action) will be as set forth in Section 8.3 (Enforcement of Patent Rights); provided that [***]. In all other cases (for clarity, other than as such a defense or counterclaim), including any declaratory judgment action or similar action or claim field by an Applicant asserting that any of the ImmunoGen Patents is invalid or unenforceable (including in a declaratory judgment action brought by the Applicant following the Premarket Notice), the Parties’ respective rights and obligations with respect to such action (including rights to initiate, step in, participate in, settle and share amounts recovered pursuant to such action, and obligations to pay legal costs and expenses with respect to such action) will be as set forth in Section 8.3 (Enforcement of Patent Rights); provided that [***].

8.4.6Changes in Applicable Law. The Parties have agreed to the provisions of this Section 8.4 (Response to Biosimilar Applicants) on the basis of the BPCIA and other applicable Law in effect as of the Effective Date. If there are any material changes to the BPCIA or other applicable Law that would affect these provisions, the Parties will discuss amendments to this Section 8.4 (Response to Biosimilar Applicants) in good faith.

8.5Defense of Claims. If any action, suit or proceeding is brought or threatened against either Party or an Affiliate or Sublicensee alleging infringement of the intellectual property of a Third Party by reason of use by Vertex or an Affiliate or Sublicensee of the ImmunoGen Technology or Arising Joint IP in the Exploitation of any Product, the Party first receiving notice of such actual or threatened action, suit or proceeding will notify the other Party promptly, and the Parties will as soon as practicable thereafter confer in good faith regarding the appropriate response.

8.6Product Trademarks. All Products will be sold under one or more Trademarks selected and owned by Vertex or its Affiliates or Sublicensees in the Territory. As between the Parties, Vertex will control the preparation, prosecution and maintenance of applications related to all such Trademarks in the Territory, at its sole cost and expense and at its sole discretion. ImmunoGen will notify Vertex promptly upon learning of any actual, alleged or threatened infringement of a Trademark applicable to a Product in the Territory, or of any unfair trade practices, trade dress imitation, passing off of counterfeit goods, or like offenses in the Territory. As between the Parties, all of the costs, expenses and legal fees in bringing, maintaining and prosecuting any action to maintain, protect or defend any Trademark owned by Vertex or its Affiliate or Sublicensee hereunder, and any damages or other recovery, will be Vertex’s sole responsibility, and taken in its sole discretion.

8.7Patent Listing. Vertex will have the sole right, but not the obligation, to submit to all applicable Regulatory Authorities patent information pertaining to each applicable Product pursuant to 21 U.S.C. § 355(b)(1)(G), any similar statutory or regulatory requirement enacted in the future regarding biologic products, or any similar statutory or regulatory requirement in any non-U.S. country or other regulatory jurisdiction; provided that, in cases where applicable Law and Governmental Authorities permit discretion as to whether an ImmunoGen Patent is included in any such filing, ImmunoGen’s written consent will be required prior to making such filing with respect to any such ImmunoGen Patent, such consent not to be unreasonably withheld, conditioned or delayed.

8.8Common Ownership Legislation. Notwithstanding anything to the contrary in this Article 8 (Intellectual Property Rights), neither Party will have the right to make an election under the Common Ownership Legislation when exercising its rights under this Article 8 (Intellectual Property Rights) without the prior written consent of the other Party, which will not be unreasonably withheld, conditioned or delayed. With respect to any such permitted election, the Parties will use reasonable efforts to cooperate and coordinate their activities with respect to any submissions, filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in the Common Ownership Legislation. Notwithstanding the foregoing, the other Party’s consent under this Section 8.8 (Common Ownership Legislation) will not be required in connection with an obviousness-type double patenting rejection in any patent application claiming a Licensed Compound, Product, or uses thereof.

8.9Patent Term Extension. Vertex will have the sole right to obtain patent term extension or restoration in any country in the Territory under any statute or regulation equivalent or similar to 35 U.S.C. § 156, where applicable to a Product. Vertex will determine which relevant patents will be extended (including by filing supplementary protection certificates and any other extensions that are now or in the future become available). ImmunoGen will abide by Vertex’s determination and cooperate, as reasonably requested by Vertex, in connection with the foregoing (including by providing appropriate information and executing appropriate documents); provided that ImmunoGen’s written consent will be required prior to applying for any such extension or restoration with respect to any ImmunoGen Patent, such consent not to be unreasonably withheld, conditioned or delayed. Vertex will (a) discuss with ImmunoGen through the IP Working Group the decision to file an application for any extension or restoration pursuant to this Section 8.9 (Patent Term Extension) and (b) keep ImmunoGen informed of the filing, grant or final rejection of any such application.

8.10Recording. If Vertex deems it necessary or desirable to register or record this Agreement or evidence of this Agreement with any patent office or other appropriate Governmental Authority in one or more jurisdictions in the Territory, ImmunoGen will reasonably cooperate to execute and deliver to Vertex any documents accurately reflecting or evidencing this Agreement that are necessary or desirable, in Vertex’s reasonable judgment, to complete such registration or recordation. Vertex will reimburse ImmunoGen for all reasonable and documented

Out-of-Pocket Costs, including attorneys’ fees, incurred by ImmunoGen in complying with the provisions of this Section 8.10 (Recording).

8.11Unitary Patent System. [***] will have the exclusive right to opt-in or opt-out of the Europe Unitary Patent System for such Patent Right. For clarity, “to opt-in or opt-out” refers to both the right to have or have not a European patent application or an issued European patent registered to have unitary effect within the meaning of Regulation (EU) No 1257/2012 of December 17, 2012 as well as the Agreement on a Unified Patent Court as of February 19, 2013; and to the right to opt-in or opt-out from the exclusive competence of the Unified Patent Court in accordance with Article 83(3) of that Agreement on a Unified Patent Court. Without limiting the generality of the foregoing, unless a Party or its Affiliate has expressly opted in to the Europe Unitary Patent System with respect to a given Patent Right, the other Party will not initiate any action with respect to such Patent Right under the Europe Unitary Patent System without such Party’s prior written approval, such approval to be granted or withheld in such Party’s sole discretion.

8.12IP Working Group. The Parties will, within [***], form an intellectual property working group (the “IP Working Group”), composed of [***] representatives from each Party that are employees or consultants of such Party or its Affiliates having relevant expertise in intellectual property matters. Such IP Working Group will discuss the prosecution and filing strategy with respect to Arising Overlapping Patents, Arising Joint Patents and Product-Specific Patents, for the purpose of (a) obtaining alignment between the Parties with respect to disclosures in such Patent Rights of the [***] and the [***], and (b) to provide a forum for the Parties’ cooperation as set forth in Section 8.2.6 (Cooperation). The IP Working Group will meet in-person or by means of telephone or video conference at least once each Calendar Quarter, or with such other frequency as the IP Working Group may agree. Each Party may replace its representatives on the IP Working Group at any time by providing notice in writing to the other Party. For clarity, the IP Working Group will have no decision-making authority.

ARTICLE 9
CONFIDENTIALITY

9.1Confidentiality Obligations. At all times during the Term and for a period of [***] years following termination or expiration hereof in its entirety, each Party will, and will cause its officers, directors, employees and agents to, keep confidential and not publish or otherwise disclose to a Third Party and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by the other Party, except to the extent such disclosure or use is expressly permitted by the terms of this Agreement or is necessary or reasonably useful for the performance of, or the exercise of such Party’s rights under, this Agreement. Notwithstanding the foregoing, to the extent the receiving Party can demonstrate by documentation or other competent proof, the confidentiality and non-use obligations under this Section 9.1 (Confidentiality Obligations) with respect to any Confidential Information will not include any information that:

9.1.1has been published by a Third Party or otherwise is or hereafter becomes publicly known or part of the public domain by public use, publication, general knowledge or the like through no wrongful act, fault or negligence on the part of the receiving Party;

9.1.2has been in the receiving Party’s possession prior to disclosure by the disclosing Party without any obligation of confidentiality with respect to such information; provided that the exception set forth in this Section 9.1.2 will not apply with respect to any Know-How that is deemed to be the Confidential Information of one or more Parties under the definition of “Confidential Information”;

9.1.3is subsequently received by the receiving Party from a Third Party without restriction and without breach of any agreement between such Third Party and the disclosing Party; provided that the exception set forth in this Section 9.1.3 will not apply with respect to any Know-How that is deemed to be the Confidential Information of one or more Parties under the definition of “Confidential Information”;

9.1.4is generally made available to Third Parties by the disclosing Party without restriction on disclosure; or

9.1.5has been independently developed by or for the receiving Party without reference to, or use or disclosure of, the disclosing Party’s Confidential Information; provided that the exception set forth in this Section 9.1.5 will not apply with respect to any Know-How that is deemed to be the Confidential Information of one or more Parties under the definition of “Confidential Information”.

Specific aspects or details of Confidential Information will not be deemed to be publicly known, in the public domain or in the possession of the receiving Party merely because the Confidential Information is embraced by more general information that is publicly known, in the public domain or in the possession of the receiving Party. Further, any combination of Confidential Information will not be considered publicly known, in the public domain or in the possession of the receiving Party merely because individual elements of such Confidential Information are publicly known, in the public domain or in the possession of the receiving Party unless the combination is publicly known, in the public domain or in the possession of the receiving Party.

9.2Permitted Disclosures.

9.2.1Each Party may disclose the Confidential Information of the other Party to the extent that such disclosure is:

(a)in the reasonable opinion of the receiving Party’s legal counsel, required pursuant to law, regulation or a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial or local governmental body of competent jurisdiction, (including by reason of filing with securities regulators, but subject to Section 9.4 (Public Announcements)); provided that, subject to Section 9.4 (Public Announcements), the receiving Party will first have given prompt written notice (and to the extent possible, at least [***] notice) to the disclosing Party and given the disclosing Party a reasonable opportunity to take whatever action it deems necessary to protect its Confidential Information (for example, quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or governmental body or, if disclosed, be used only for the purposes for which the order was issued). In the event that no protective order or other remedy is obtained, or the disclosing Party waives compliance with the terms of this Agreement, the receiving Party will furnish only that portion of Confidential Information that the receiving Party is advised by counsel is legally required to be disclosed; or

(b)made by or on behalf of the receiving Party to the Regulatory Authorities as required in connection with any filing, application or request for any Regulatory Approval, or any other Regulatory Filing, in accordance with the terms of this Agreement; provided that reasonable measures will be taken to assure confidential treatment of such Confidential Information to the extent practicable and consistent with applicable Law.

9.2.2Each Party and its Affiliates (and, in the case of Vertex, Sublicensees) may disclose Confidential Information of the other Party to its or their advisors, consultants, clinicians, vendors, service providers, contractors, existing or prospective collaboration partners, licensees, sublicensees, or other Third Parties in connection with the performance of its obligations or exercise of its rights as contemplated by this Agreement; provided that such Persons will be subject to confidentiality and non-use obligations at least as restrictive as those set forth in this Article 9 (Confidentiality) (but subject to reduced timeframes for the survival of such obligations as would be commercially reasonable); and provided, further, that the receiving Party will remain responsible for any failure by any such Person to treat such Confidential Information as required under this Article 9 (Confidentiality);

9.2.3Notwithstanding Section 9.2.2, each Party may disclose the existence and terms of this Agreement to the extent that such disclosure is:

(a)made by the receiving Party or its Affiliates to their respective financial and external legal advisors who have a need to know the existence and terms of this Agreement and are either under professional codes of conduct giving rise to expectations of confidentiality and non-use or under obligations of confidentiality and non-use with respect to such Confidential Information consistent with the obligations of confidentiality and non-use of the receiving Party pursuant to this Article 9 (Confidentiality) (but subject to reduced timeframes for the survival of such obligations as would be commercially reasonable); provided that the receiving Party will remain responsible for any failure by such financial and external legal advisors to treat such Confidential Information as required under this Article 9 (Confidentiality);

(b)made by (i) the receiving Party or its Affiliates to potential or actual investors, acquirers, lenders and other financial partners as may be necessary in connection with their evaluation of such potential or actual investment, acquisition, debt transaction or other financial transaction; or (ii) Vertex (as the receiving Party) or its Affiliates to potential or actual (sub)licensees or collaborators as may be necessary in connection with their evaluation of such potential or actual (sub)license or collaboration; provided that, in each case ((i) and (ii)), such Persons will be subject to confidentiality and non-use obligations at least as restrictive as those set forth in this Article 9 (Confidentiality) (but subject to reduced timeframes for the survival of such obligations as would be commercially reasonable); and provided, further, that the receiving Party will remain responsible for any failure by any such Person to treat such Confidential Information as required under this Article 9 (Confidentiality); or

(c)made pursuant to and in accordance with Section 9.4 (Public Announcements).

9.3Use of Name. Except as expressly provided herein, neither Party will mention or otherwise use the name, logo, or Trademark of the other Party or any of its Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material, or other form of publicity without the prior written approval of such other Party in each instance. The restrictions imposed by this Section 9.3 (Use of Name) will not prohibit either Party from making any disclosure identifying the other Party that, in the opinion of the disclosing Party’s counsel, is required by applicable Law; provided that such Party will submit the proposed disclosure identifying the other Party in writing to the other Party as far in advance as reasonably practicable so as to provide a reasonable opportunity to comment thereon.

9.4Public Announcements. ImmunoGen will make a mutually agreed press release promptly after execution of this Agreement, on a mutually-agreed date. Neither Party will issue any other public announcement, press release, or other public disclosure regarding this Agreement or its subject matter without the other Party’s prior written consent, except for any such disclosure by either Party that is, in the opinion of its counsel, required by applicable Law or the rules of a stock exchange on which the securities of such Party are listed. In the event that either Party is, in the opinion of its counsel, required by applicable Law or the rules of a stock exchange on which its securities are listed to make such a public disclosure, such Party will submit the proposed disclosure (together with the reasons for the disclosure requirement and notification of the time and place where the disclosure will be made) in writing to the other Party as far in advance as reasonably practicable so as to provide a reasonable opportunity to comment thereon, and such first Party will consider the other Party’s comments thereon in good faith. Notwithstanding anything to the contrary herein, Vertex will have the right to make academic, scientific or medical publications or presentations (in each case, in accordance with Section 9.5 (Publications)), or public announcements, press releases or other public disclosures concerning its Development, Manufacture or Commercialization activities with respect to any Product under this Agreement without ImmunoGen’s prior written approval; provided that such publications or presentation will not include any Confidential Information of ImmunoGen without ImmunoGen’s prior written consent.

9.5Publications. Vertex will have the sole right to publish, present or otherwise disclose the results of its Development, Manufacture or Commercialization of Licensed Compounds, Linkers and Products, in each case, in any academic, scientific or medical publication or presentation; provided that at least [***] (or [***], in the case of an abstract or poster presentation) prior to submitting any such publication, presentation or disclosure, Vertex will provide ImmunoGen with a copy of such publication, presentation or disclosure (and the intended date of such publication, presentation or disclosure). ImmunoGen will provide any comments with respect to such publication, presentation or disclosure within [***] after receipt (or within [***] in the case of an abstract or poster presentation). Vertex will (a) review and consider in good faith any comments provided by ImmunoGen and (b) redact any Confidential Information of ImmunoGen upon ImmunoGen’s request.

9.6Return of Confidential Information. Upon the effective date of the termination of this Agreement in its entirety for any reason, either Party may request in writing, and the other

Party will either, with respect to Confidential Information to which such other Party does not retain rights under the surviving provisions of this Agreement: (a) as soon as reasonably practicable, destroy all copies of such Confidential Information in the possession of such other Party and confirm such destruction in writing to the requesting Party; or (b) as soon as reasonably practicable, deliver to the requesting Party, at such other Party’s expense, all copies of such Confidential Information in the possession of such other Party; provided that such other Party will be permitted to retain one (1) copy of such Confidential Information for the sole purpose of performing any continuing obligations or exercising any continuing rights hereunder, as required by applicable Law, or for archival purposes. Notwithstanding the foregoing, (i) such other Party also will be permitted to retain such additional copies of or any computer records or files containing such Confidential Information that have been created solely by such Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such other Party’s standard archiving and back-up procedures, but not for any other use or purpose, and (ii) each Party will be permitted to retain the Arising Joint Know-How and the Arising Overlapping Know-How. For clarity, any Confidential Information retained pursuant to this Section 9.6 (Return of Confidential Information) will continue to be subject to the surviving terms and conditions of this Agreement applicable to such Confidential Information.

9.7Survival. All Confidential Information will continue to be subject to the terms of this Agreement for the period set forth in Section 9.1 (Confidentiality Obligations).

9.8Vertex Information Rights. [***]:

9.8.1[***];

9.8.2[***]; and

9.8.3[***].

ARTICLE 10
REPRESENTATIONS AND WARRANTIES

10.1Representations and Warranties of Both Parties. Each Party hereby represents and warrants to the other Party, as of the Effective Date, that:

10.1.1such Party is duly organized, validly existing and in good standing under applicable Law of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

10.1.2such Party has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

10.1.3this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof, subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance and general principles of equity (whether enforceability is considered a proceeding at law or equity); and

10.1.4the execution, delivery and performance of this Agreement by such Party do not conflict with and do not violate: (a) such Party’s charter documents, bylaws or other organizational documents; (b) in any material respect, any agreement or any provision thereof, or any instrument or understanding, oral or written, to which it is a party or by which it is bound; (c) any applicable Law; or (d) any order, writ, judgment, injunction decree, determination or award of any court, governmental body or administrative or other agency having jurisdiction over such Party.

10.2Representations and Warranties of ImmunoGen. ImmunoGen hereby represents and warrants to Vertex, as of the Effective Date, that:

10.2.1(a) the ImmunoGen Patents are subsisting and, to its knowledge, are, or, upon issuance, will be, valid and enforceable patents and (b) to its knowledge, no Third Party has challenged the scope, validity or enforceability of any ImmunoGen Patent (including through the institution of, or written threat of institution of, interference, nullity or similar invalidity proceedings before the United States Patent and Trademark Office or any analogous foreign Governmental Authority);

10.2.2ImmunoGen has received no written notice claiming that the (a) Exploitation of a Licensed Compound or (b) use of the ImmunoGen Technology as contemplated herein, in each case ((a) or (b)), infringes or misappropriates (or would infringe or misappropriate) any intellectual property rights of any Third Party;

10.2.3there is no pending or, to ImmunoGen’s knowledge, threatened, litigation that alleges that the (a) Exploitation of a Licensed Compound or (b) use of the ImmunoGen Technology as contemplated herein, in each case ((a) or (b)), infringes or misappropriates (or would infringe or misappropriate) any intellectual property rights of any Third Party;

10.2.4[***];

10.2.5[***];

10.2.6to its knowledge, ImmunoGen Controls all of the Patent Rights and Know-How owned by or licensed to ImmunoGen or its Affiliates that are necessary or reasonably useful to Exploit the Licensed Compounds and Products in the Field in the Territory;

10.2.7each of the Pre-Signing [***] Vertex Targets and the Pre-Signing [***] Vertex Target are not Unavailable Targets (and, for purposes of this Section 10.2.7 only, the phrase “at the time of Vertex’s delivery of the applicable Nomination Notice” in the definition of “Unavailable Target” will be deemed to say “as of the Effective Date”);

10.2.8ImmunoGen has listed in Schedule 1.107 (ImmunoGen Patents) all ImmunoGen Patents existing as of the Effective Date;

10.2.9to its knowledge, no Third Party is infringing or threatening to infringe any of the ImmunoGen Patents or misappropriating or threatening to misappropriate any ImmunoGen Know-How;

10.2.10it has complied in all material respects with applicable Law, including any disclosure requirements of the United States Patent and Trademark Office or any analogous foreign Governmental Authority, in connection with the prosecution and maintenance of the ImmunoGen Patents and has timely paid all filing and renewal fees payable with respect to any such Patent Rights for which it controls prosecution and maintenance;

10.2.11it has obtained assignments from the inventors of all inventorship rights relating to the ImmunoGen Patents, and, to its knowledge, all such assignments are valid and enforceable;

10.2.12no ImmunoGen Technology is subject to any funding agreement with any government, governmental agency or nonprofit entity; and

10.2.13it and its Affiliates have not employed (and, to ImmunoGen’s knowledge, have not used a contractor or consultant that is or has employed) a Debarred Entity, Debarred Individual, Excluded Entity, Excluded Individual, Convicted Entity or Convicted Individual in any capacity in connection with the Exploitation of any Licensed Compound.

10.3Representations and Warranties of Vertex. Vertex hereby represents to ImmunoGen that it has not, prior to the Effective Date in the conduct of its research activities utilizing the ImmunoGen Background IP, conceived, discovered, developed or otherwise made any improvement, enhancement or modification to any Licensed Compound.

10.4Additional Representations, Warranties, and Covenants.

10.4.1Each Party hereby covenants to the other Party that in performing its obligations or exercising its rights under this Agreement, such Party, its Affiliates, and its and their (sub)licensees/Sublicensees, will comply in all material respects with all applicable Law, including all anti-corruption Laws and anti-bribery Laws.

10.4.2Each Party hereby represents to the other Party that such Party and its Affiliates have not ever been and are not currently the subject of a proceeding that led or could lead to it or its Affiliates becoming a Debarred Entity, Excluded Entity or Convicted Entity, and each Party hereby covenants to the other Party that such Party, its Affiliates, and its and their (sub)licensees/Sublicensees, will not use in any capacity, in connection with the obligations to be performed under this Agreement, any person who is a Debarred Individual, Excluded Individual or a Convicted Individual.

10.4.3ImmunoGen will not, and will cause its Affiliates not to, (a) license, sell, assign or otherwise transfer to any Person any ImmunoGen Technology or Arising Joint IP (or agree to do any of the foregoing), (b) negotiate with, offer to, or grant any license to any Person under any ImmunoGen Technology or Arising Joint IP, (c) incur or permit to exist, with respect to any ImmunoGen Technology or Arising Joint IP, any lien, encumbrance, charge, security interest, mortgage, liability, grant of license to Third Parties or other restriction (including in connection with any indebtedness), or (d) effect any corporate restructuring or enter into any new agreement or otherwise obligate itself to any Third Party or Affiliate, or amend an existing agreement with a Third Party or Affiliate, in each case ((a)-(d)), that would conflict with, limit, impair or restrict the rights and licenses granted to Vertex hereunder or the obligations of

ImmunoGen or its Affiliates under this Agreement or would cause any ImmunoGen Technology or Arising Joint IP to cease to be Controlled by ImmunoGen.

10.5Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY THAT ANY PATENT RIGHTS ARE VALID OR ENFORCEABLE, AND EACH PARTY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

ARTICLE 11
INDEMNIFICATION

11.1Indemnification by Vertex. Vertex will indemnify, defend and hold harmless ImmunoGen, its Affiliates, their respective directors, officers, employees, consultants and agents, and their respective successors, heirs and assigns (the “ImmunoGen Indemnitees”), from and against all liabilities, damages, losses and expenses (including reasonable attorneys’ fees and expenses of litigation) (collectively, “Losses”) incurred by or imposed upon the ImmunoGen Indemnitees, or any of them, as a direct result of any Third Party claims, suits, actions, demands or judgments, including personal injury and product liability matters (collectively, “Third Party Claims”), arising out of:

(a)a breach of any representation, warranty or covenant of Vertex set forth in this Agreement by Vertex;

(b)the Exploitation of any Licensed Compound and any Product by Vertex or any of its Affiliates, Sublicensees, Subcontractors, Distributors or agents; or

(c)the negligence, recklessness or willful misconduct of (i) Vertex or any of its Affiliates, Sublicensees, Subcontractors, Distributors or agents or (ii) any Vertex Indemnitee not included in clause (i), in each case ((i) and (ii)), in connection with this Agreement;

except in each case, ((a)-(c)), to the extent such Third Party Claim or Loss arises out of an event described in clause (a) or (b) of Section 11.2 (Indemnification by ImmunoGen), as to such Third Party Claim or Loss each Party will indemnify the other to the extent of its respective liability.

11.2Indemnification by ImmunoGen. ImmunoGen will indemnify, defend and hold harmless Vertex, its Affiliates, their respective directors, officers, employees, consultants and agents, and their respective successors, heirs and assigns (the “Vertex Indemnitees”), from and against all Losses incurred by or imposed upon the Vertex Indemnitees, or any of them, as a direct result of any Third Party Claims arising out of:

(a)a breach of any representation, warranty or covenant of ImmunoGen set forth in this Agreement by ImmunoGen; or

(b)the negligence, recklessness or willful misconduct of (i) ImmunoGen or any of its Affiliates or subcontractors or (ii) any ImmunoGen Indemnitee not included in clause (i), in each case ((i) and (ii)), in connection with this Agreement;

except in each case, ((a) and (b)), to the extent such Third Party Claim or Loss arises out of an event described in clause (a)-(c) of Section 11.1 (Indemnification by Vertex), as to such Third Party Claim or Loss each Party will indemnify the other to the extent of its respective liability.

11.3Conditions to Indemnification. A Person seeking indemnification under this Article 11 (Indemnification) (the “Indemnified Party”) in respect of a Third Party Claim will give prompt notice of such Third Party Claim to the Party from which recovery is sought (the “Indemnifying Party”) and will permit the Indemnifying Party to assume direction and control of the defense of the Third Party Claim; provided that the Indemnifying Party will (a) act reasonably and in good faith with respect to all matters relating to the defense or settlement of such Third Party Claim as the defense or settlement relates to the Indemnified Party, and (b) not settle or otherwise resolve such Third Party Claim without the Indemnified Party’s prior written consent (which consent will not be unreasonably withheld, conditioned or delayed); provided that the Indemnifying Party may, without the Indemnified Party’s prior written consent, agree or consent to any settlement or other resolution of such Third Party Claim which requires solely money damages paid by the Indemnifying Party, and which includes as an unconditional term thereof the giving by such claimant or plaintiff to the Indemnified Party of a release from all liability in respect of such Third Party Claim.

11.4Insurance Proceeds. Any indemnification payment hereunder will be made net of any insurance proceeds which the Indemnified Party is entitled to recover; provided, however, that if, following the payment to the Indemnified Party of any amount under this Article 11 (Indemnification), such Indemnified Party becomes entitled to recover any insurance proceeds in respect of the claim for which such indemnification payment was made, the Indemnified Party will promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnifying Party.

11.5Limitation of Liability. EXCEPT FOR DAMAGES ARISING OUT OF (A) A BREACH OF ARTICLE 7 (EXCLUSIVITY) OR ARTICLE 9 (CONFIDENTIALITY), (B) A PARTY’S INDEMNIFICATION UNDER THIS ARTICLE 11 (INDEMNIFICATION), OR (C) A PARTY’S WILLFUL MISCONDUCT, NEITHER IMMUNOGEN NOR VERTEX, NOR ANY OF THEIR RESPECTIVE AFFILIATES, LICENSORS, LICENSEES OR SUBLICENSEES, WILL BE LIABLE TO THE OTHER PARTY, ITS AFFILIATES, LICENSORS, LICENSEES OR SUBLICENSEES, UNDER OR IN CONNECTION WITH THIS AGREEMENT, FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES OR LOST PROFITS, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY) OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

11.6Insurance. Each Party will procure and maintain during the Term of this Agreement and until the later of: [***], commercial general liability insurance from a minimum of [***] rated insurance company or insurer reasonably acceptable to the other Party, including contractual liability and product liability or clinical trials, if applicable, with coverage limits of not less than [***] per occurrence and [***] in the aggregate. Such policies will name the other Party and its Affiliates as additional insureds and provide a waiver of subrogation in favor of ImmunoGen and its Affiliates or Vertex and its Affiliates (as the case may be). Such insurance policies will be primary and non-contributing with respect to any other similar insurance policies available to ImmunoGen or any of its Affiliates or Vertex and any of its Affiliates (as the case may be). Each of ImmunoGen and Vertex will provide the other Party with evidence of such insurance promptly following execution by both Parties of this Agreement, upon a Party’s request, and prior to expiration of any such coverage. Each of ImmunoGen and Vertex will provide the other Party with written notice at least [***] days prior to the cancellation or non-renewal of, or material changes in, such insurance. Notwithstanding the foregoing, [***] will have the right to self-insure to the extent that it self-insures for its other activities.

ARTICLE 12
TERM AND TERMINATION

12.1Term. This Agreement will commence as of the Effective Date and, unless terminated earlier, will expire in its entirety upon the expiration of the last-to-expire Royalty Term (the “Term”). Upon expiration (but not termination) of the Royalty Term with respect to a Product and country, (a) the Exclusive License for such Product in such country will become perpetual, fully paid up, royalty free and irrevocable (and, for clarity, will remain exclusive) and (b) the right of reference under Section 5.4 (Right of Reference) will become perpetual fully paid up, royalty free and irrevocable with respect to the Exploitation of such Product in such country.

12.2Termination.

12.2.1Termination for Cause. Subject to Section 12.2.2 ([***]), either Party may terminate this Agreement with respect to any Vertex Target (for clarity, including any Optioned Target), effective upon written notice to the other Party, upon any material breach by the other Party (the “Breaching Party”) of this Agreement with respect to such Vertex Target that remains uncured [***] after the non-breaching Party (the “Non-Breaching Party”) first gives written notice of such breach to the Breaching Party describing such breach in reasonable detail; provided, however, that if the nature of the asserted breach (other than a breach for non-payment) is such that more than [***] days are reasonably required to cure, then the cure period will be extended for a period not to exceed an additional [***] days so long as the Party seeking to cure the asserted breach is diligently pursuing such cure to completion. Notwithstanding anything to the contrary contained herein, if the allegedly Breaching Party (a) disputes either (i) whether a material breach has occurred or (ii) whether the material beach has been timely cured, and (b) provides written notice of such dispute to the Non-Breaching Party within the above time periods, then the matter will be addressed under the dispute resolution provisions of Section 13.3 (Dispute Resolution), and the Non-Breaching Party may not terminate this Agreement with respect to the applicable Vertex Target until it has been finally determined under Section 13.3 (Dispute Resolution) that the allegedly Breaching Party is in material breach of this Agreement with respect to such Vertex Target, and such Breaching Party further fails to cure such breach within [***] days (or such longer or shorter period as determined by [***] such dispute resolution) after the conclusion of the dispute resolution procedure.

12.2.2[***].

12.2.3Termination by Vertex for Convenience. Vertex may terminate this Agreement (a) in its entirety, (b) on a Vertex Target-by-Vertex Target basis (including, for clarity, on an Optioned Target-by-Optioned Target basis), or (c) following the filing of an IND for the first Product, on a Product-by-Product basis, in each case ((a) - (c)), upon [***] days’ prior written notice to ImmunoGen.

12.2.4Termination for Insolvency. In the event that either Party (or a parent of such Party) (a) files for protection under bankruptcy or insolvency Law, (b) makes an assignment for the benefit of creditors, (c) appoints or suffers appointment of a receiver or trustee over substantially all of its property that is not discharged within [***] days after such filing, (d) is a party to any dissolution or liquidation, or (e) files a petition under any bankruptcy or insolvency act or has any such petition filed against it that is not discharged within [***] days of the filing thereof, then the other Party may terminate this Agreement in its entirety effective immediately upon written notice to such Party.

12.3Effects of Termination.

12.3.1Subject to Section 12.4 (Accrued Rights; Surviving Provisions of the Agreement), without limiting any other legal or equitable remedies that either Party may have under this Agreement, in the event of a termination of this Agreement in its entirety or with respect to one or more Products or Targets, all rights and licenses granted to Vertex under this Agreement with respect to the Terminated Products and Terminated Targets will immediately terminate; provided that, except in the case of termination by Vertex under Section 12.2.3 (Termination by Vertex for Convenience), the Exclusive License and the right of reference under Section 5.4 (Right of Reference) will survive solely (a) to the extent the rights thereunder have been sublicensed to any Sublicensee and (b) until such Sublicensee has entered into a direct license with ImmunoGen in accordance with this Section 12.3.1 (and, for clarity, solely for such purpose and not for purposes of Exploitation of any Licensed Compound, Linker or Product by Vertex or its Affiliates); provided that such Sublicensee (i) notifies ImmunoGen in writing within [***] days after the effective date of termination that it wishes to enter into such direct license; and (ii) is not, at the time of such effective date of termination, in material breach of any of its obligations under the applicable sublicense agreement with Vertex or its Affiliate. In order to effect this provision, following receipt of the applicable Sublicensee’s written notice under clause (i) above, ImmunoGen will enter into a direct license with such Sublicensee on substantially the same terms as the applicable sublicense agreement with Vertex to the extent such terms relate to the sublicensed technology; provided that the financial terms of such direct license will be the same terms as set forth in this Agreement with respect to the sublicensed technology and ImmunoGen will not be obligated to take on any obligations in excess of those set forth for ImmunoGen under this Agreement.

12.3.2Notwithstanding the termination of Vertex’s licenses and other rights under this Agreement, Vertex and its Affiliates and Sublicensees will have the right for [***] months after the effective date of such termination to sell or otherwise dispose of all Terminated Products then in its or their respective inventory; provided that the provisions of Article 6 (Upfront Fee; Milestones and Royalties; Payments) will apply to Net Sales of any such Products.

12.4Accrued Rights; Surviving Provisions of the Agreement.

12.4.1Accrued Rights. Termination or expiration of this Agreement either in its entirety or with respect to one (1) or more Targets or Products for any reason will be without prejudice to any rights that will have accrued to the benefit of either Party prior to such termination or expiration, including the payment obligations under Article 6 (Upfront Fee; Milestones and Royalties; Payments), and any and all damages or remedies arising from any breach hereunder. Such termination or expiration will not relieve any Party from obligations which are expressly indicated to survive expiration or termination of this Agreement.

12.4.2Surviving Provisions of the Agreement. Without limiting Section 12.4.1(Accrued Rights), the provisions of Article 1 (Definitions) (to the extent such definitions are used in surviving provisions); Sections [***], 3.7 (No Other Rights), 3.9 (Rights in Bankruptcy); Article 6 (Upfront Fee; Milestones and Royalties; Payments) (solely with respect to payments that accrued prior to such termination or expiration and, in the case of Sections 6.11 (Financial Records) and 6.12 (Audit; Audit Dispute), for the applicable [***] period set forth therein); and Sections 8.1 (Ownership of Intellectual Property; Disclosure) (but excluding Section 8.1.3), 8.2.1 (ImmunoGen Background Patents and Arising ImmunoGen Patents), 8.2.3 (Arising Overlapping Patents), 8.2.4 (Vertex Background Patents and Arising Vertex Patents), 8.2.5 (Arising Joint Patents), 8.2.6 (Cooperation) (solely with respect to Arising Overlapping Patents and Arising Joint Patents), 8.3.1(c) and (d) (Notice), 8.3.2(b) (Enforcement of ImmunoGen Patents; Against Infringement Other Than Competitive Infringement) (provided that Section 8.3.2(b)(ii) will apply with respect to any Infringement of an Arising Overlapping Patent), 8.3.4 (Enforcement of Vertex Background Patents and Arising Vertex Patents), 8.3.5(b) (Enforcement of Arising Joint Patents; Against Infringement Other Than Competitive Infringement) (provided that such Section will apply with respect to any Infringement of an Arising Joint Patent), 8.3.6 (Cooperation) through 8.3.7 (Recovery) (inclusive, solely with respect to (a) Arising Overlapping Patents and Arising Joint Patents or (b) proceedings to the extent relating to events occurring prior to the effective date of expiration or termination), 8.8 (Common Ownership Legislation), 8.11 (Unitary Patent System) (solely with respect to Arising Overlapping Patents and Arising Joint Patents), 9.1 (Confidentiality Obligations) (for the period set forth therein), 9.2 (Permitted Disclosures) (for the period set forth in Section 9.1), 9.3 (Use of Name), 9.4 (Public Announcements) (other than the first sentence), 9.5 (Publications) (for the period set forth in Section 9.1), 9.6 (Return of Confidential Information) (for the period set forth in Section 9.1), 9.7 (Survival), 10.5 (Disclaimer), 11.1 (Indemnification by Vertex) through 11.5 (Limitation of Liability) (inclusive), 11.6 (Insurance) (for the period set forth therein), 12.3 (Effects of Termination), 12.4 (Accrued Rights; Surviving Provisions of the Agreement) and 13.2 (Governing Law) through 13.18 (Counterparts) (inclusive) will survive the termination of this Agreement in its entirety (or with respect to one or more Products or Vertex Targets) or expiration of this Agreement for any reason, in accordance with their respective terms and conditions, and for the duration stated, and where no duration is stated, will survive indefinitely.

ARTICLE 13
MISCELLANEOUS

13.1Antitrust Filings and Antitrust Clearance in Connection with Option Exercise.

13.1.1Antitrust Filings. If Vertex notifies ImmunoGen, following consultation between Vertex’s antitrust counsel and ImmunoGen’s antitrust counsel, that any Antitrust Filings are reasonably required or advisable for Vertex to exercise any Option, each of Vertex and ImmunoGen will, as promptly as possible, but no later than [***] Business Days after such notice from Vertex (or such later time as may be agreed to in writing by the Parties), file (a) any HSR Filing required with respect to the transactions contemplated hereby with the United States Federal Trade Commission (“FTC”) and the Antitrust Division of the United States Department of Justice (“DOJ”); and (b) any other Antitrust Filings (including briefing papers) reasonably required or advisable with respect to the transactions contemplated hereby with the applicable Governmental Authority. The Parties will cooperate with one another to the extent necessary in preparation of any such Antitrust Filings. [***].

13.1.2Antitrust Clearance. In furtherance of obtaining clearance for an Antitrust Filing filed pursuant to this Section 13.1 (Antitrust Filings and Antitrust Clearance in Connection with Option Exercise), Vertex will use Commercially Reasonable Efforts to resolve as promptly as practicable any objections that may be asserted with respect to the exercise of any Option under this Agreement under any merger control regulation, antitrust, competition or trade regulatory law and, at Vertex’s request, ImmunoGen will use Commercially Reasonable Efforts to assist Vertex in its efforts to resolve any such objections. In connection with any such clearance from the FTC, the DOJ or any other Governmental Authority, [***].

13.2Governing Law.

13.2.1Governing Law. This Agreement and any dispute arising from the performance or breach hereof will be governed by and construed and enforced in accordance with the Law of the State of New York without reference to conflicts of laws principles that would refer such governance or construction to the Law of another jurisdiction; provided that all questions concerning (a) inventorship and ownership of Patent Rights under this Agreement will be determined in accordance with United States law and (b) the construction or effect of Patent Rights will be determined in accordance with the Laws of the country or other jurisdiction in which the particular Patent Right has been filed or granted, as the case may be. The provisions of the United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement or any subject matter hereof.

13.3Dispute Resolution. Except for disputes resolved by the procedures set forth in Section 1.140 (Net Sales), Section 6.12.2 (Audit Dispute), Section 6.9.5(a) (Effect of Patent Challenge; General), Section 8.3.7(b)(iii) (Recovery), Section 12.2.2(b) ([***]) or Section 13.11 (Equitable Relief), if a dispute arises between the Parties in connection with or relating to this Agreement or any document or instrument delivered in connection herewith (a “Dispute”), it will be resolved pursuant to this Section 13.3 (Dispute Resolution).

13.3.1General. Any Dispute will first be referred to the Executive Officers of the Parties, who will confer in good faith on the resolution of the issue. Any final decision mutually agreed to by the Executive Officers will be conclusive and binding on the Parties. If the Executive Officers are not able to agree on the resolution of any such Dispute within [***] days (or such other period of time as mutually agreed by the Executive Officers) after such Dispute was first referred to them, then the Parties may seek to mediate their Dispute, on terms and with a mediator mutually agreeable to the Parties, [***], on mutually agreed upon terms and conditions, but neither Party will be required or obligated to mediate [***] and the dispute resolution provisions of this Section 13.3 (Dispute Resolution) are in addition to any other relief or remedies available to either Party at law or in equity. This Dispute resolution process will be deemed a settlement negotiation for the purpose of all federal and state rules protecting disclosures made during settlement negotiations from later discovery or use in evidence.

13.3.2Patent Dispute. Notwithstanding anything to the contrary contained herein, a Dispute between the Parties relating to the validity, enforceability or patentability of any Patent Right will be submitted to a court or patent office of competent jurisdiction in the relevant country in which such Patent Right was issued or, if not issued, in which the underlying patent application was filed. Each Party hereby submits to the jurisdiction of such court or patent office and irrevocably waives any assertion that the case should be heard in a different venue or forum.

13.3.3Interim Relief. Notwithstanding anything herein to the contrary, nothing in this Section 13.3 (Dispute Resolution) will preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a Dispute, if necessary to protect the interests of such Party. This Section 13.3.3 (Interim Relief) will be specifically enforceable.

13.4Assignment. This Agreement may not be assigned, whether by operation of law or otherwise, in whole or in part, by either Party without the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed, except that such consent will not be required in connection with any assignment to (a) an Affiliate of the assigning Party or (b) a Third Party in connection with a sale or transfer of all or substantially all of the business to which this Agreement relates, or to any successor Person resulting from any merger or consolidation of such Party with or into such Person; provided that the assignee will have agreed in writing to assume the assignor’s applicable obligations hereunder and the other Party will be notified promptly after such assignment has been effected. Any such assignment will not relieve the assigning Party of any liabilities or obligations owed to the other Party hereunder, including, in the case of Vertex, the payment of any amounts described in Article 6 (Upfront Fee; Milestones and Royalties; Payments). Any permitted successor of a Party or any permitted assignee of all of a Party’s rights under this Agreement that has also assumed all of such Party’s obligations hereunder in writing will, upon any such succession or assignment and assumption, be deemed to be a party to this Agreement as though named herein in substitution for the assigning Party, whereupon the assigning Party will cease to be a party to this Agreement and will cease to have any rights or obligations under this Agreement. All validly assigned rights of a Party will inure to the benefit of and be enforceable by, and all validly delegated obligations of such Party will be binding on and be enforceable against, the permitted successors and assigns of such Party. Any purported assignment in violation of this Section 13.4 (Assignment) will be void.

13.5Force Majeure. Neither Party will be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, hurricanes, embargoes, shortages, epidemics or pandemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts, or other labor disturbances (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, omissions or delays in acting by any Governmental Authority (except to the extent such delay results from the breach by the non-performing Party or any of its Affiliates or Sublicensees (as applicable) of any term or condition of this Agreement) and for so long as such failure or delay continues to be caused by or result from such force majeure event. The non-performing Party will notify the other Party of such force majeure within [***] days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance will be of no greater scope and no longer duration than is necessary and the non-performing Party will use Commercially Reasonable Efforts to remedy its inability to perform. For as long as any force majeure circumstance continues, the non-performing Party will, at the other Party’s reasonable request, provide the other Party written summaries of its mitigation efforts and its estimates of when normal performance under the Agreement will be able to resume. The Parties acknowledge and agree that the effects of the Coronavirus (COVID-19) pandemic that are ongoing as of the Effective Date will be considered a force majeure only to the extent those effects are not reasonably foreseeable by the Parties as of the Effective Date, and any government orders, including those requiring personnel to stay home or the closure of facilities, issued as of the Effective Date will not be considered a force majeure.

13.6Notices. Any notice, request, demand, waiver, consent, approval, or other communication permitted or required under this Agreement will be in writing, will refer specifically to this Agreement and will be deemed given only if (a) delivered by hand, (b) sent by e-mail transmission (with transmission confirmed), or (c) sent by internationally recognized overnight delivery service that maintains records of delivery, addressed to the recipient Party at the respective addresses specified in this Section 13.6 (Notices) or to such other address that the recipient Party has provided to the other Party in accordance with this Section 13.6 (Notices). Such notice will be deemed to have been given as of the date delivered by hand or transmitted by e-mail (with transmission confirmed) or on the second Business Day (at the place of delivery) after deposit with an internationally recognized overnight delivery service. Any notice delivered by e-mail will be confirmed by a hard copy delivered as soon as practicable thereafter. This Section 13.6 (Notices) is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

If to ImmunoGen,

addressed to:	ImmunoGen, Inc.

830 Winter Street

Waltham, MA 02451

Attn: Legal Department, General Counsel

Email: [***]

with a copy (which will not constitute notice) to:

Ropes & Gray LLP

Boylston Street, Prudential Tower

Boston, MA 02199

Attention: Abigail Gregor

Email: [***]

If to Vertex,

addressed to:	Vertex Pharmaceuticals Incorporated

Attn: Business Development

50 Northern Avenue

Boston, MA 02210

Email: [***]

with a copy (which will not constitute notice) to:

Vertex Pharmaceuticals Incorporated

Attn: Corporate Legal

50 Northern Avenue

Boston, MA 02210

Emails: [***]

13.7Export Clause. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on the Parties from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with applicable Law.

13.8Waiver; Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver will be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party will not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by applicable Law or otherwise available except as expressly set forth herein.

13.9Further Assurance. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all other such acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

13.10Severability. If any provision of this Agreement will be held by a court of competent jurisdiction, or declared under any law, rule or regulation of any government having jurisdiction over the Parties hereto, to be illegal, invalid or unenforceable, then such provision will, to the extent permitted by applicable Law, not be voided, but will instead be construed to give effect to the intentions of the Parties to the maximum extent permissible under applicable Law, and the remainder of this Agreement will remain in full force and effect in accordance with its terms.

13.11Equitable Relief. Each Party acknowledges and agrees that the restrictions, rights and obligations set forth in Article 7 (Exclusivity), Article 8 (Intellectual Property Rights) and Article 9 (Confidentiality) are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions, rights and obligations and that any breach or threatened breach of any provision of such Articles may result in irreparable injury to such other Party for which there will be no adequate remedy at law. In the event of a breach or threatened breach of any provision of such Articles, the Non-Breaching Party will be authorized and entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights will be cumulative and in addition to any other rights or remedies to which such Non-Breaching Party may be entitled at law or in equity.

13.12Entire Agreement; Amendments. This Agreement, together with the Schedules attached hereto, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises, and representations, whether written or oral, with respect thereto are superseded hereby (including the CDA, which is hereby superseded and replaced in its entirety by this Agreement as of the Effective Date). Any confidential information of a Party under the CDA relating to the subject matter of this Agreement will be treated as Confidential Information of such Party hereunder and subject to the provisions in Article 9 (Confidentiality).  Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Agreement. No amendment, modification, release, or discharge will be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.

13.13Relationship of the Parties. It is expressly agreed that ImmunoGen, on the one hand, and Vertex, on the other hand, will be independent contractors and that the relationship between the Parties will not constitute a partnership, joint venture, or agency, including for all tax purposes. Neither ImmunoGen, on the one hand, nor Vertex, on the other hand, will have the authority to make any statements, representations, or commitments of any kind, or to take any action, which will be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party will be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment will be for the account and expense of such Party.

13.14Headings; Construction; Interpretation. Headings and any table of contents used herein are for convenience only and will not in any way affect the construction of or be taken into consideration in interpreting this Agreement. The language of this Agreement will be deemed to be the language mutually chosen by the Parties and no rule of strict construction will be applied against either Party hereto. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions. Any reference in this Agreement to any Article, Section, subsection, paragraph, clause, or Schedule will be deemed to be a reference to an Article, Section, subsection, paragraph, clause, or Schedule, of or to, as the case may be, this Agreement. Except where the context otherwise requires, (a) any definition of or reference to any agreement, instrument or other document refers to such agreement, instrument other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any Law refers to such Law, including all rules and regulations thereunder and any successor Law, in each case as from time to time enacted, repealed or amended, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, refer to this Agreement in its entirety and not to any particular provision hereof, (d) the words “include,” “includes,” “including,” “exclude,” “excludes,” and “excluding,” will be deemed to be followed by the phrase “but not limited to,” “without limitation” or words of similar import, (e) the word “or” is used in the inclusive sense (and/or), (f) words in the singular or plural form include the plural and singular form, respectively, (g) references to any gender refer to each other gender, (h) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement, (i) a capitalized term not defined herein but reflecting a different part of speech than a capitalized term that is defined herein will be interpreted in a correlative manner, and (j) whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. References herein to any ADC “directed to” or “with respect to” a particular Target mean that such ADC comprises an Antibody that Specifically Binds such Target. References herein to any Product “directed to” or “with respect to” a particular Target mean that such Product contains an ADC comprising an Antibody that Specifically Binds such Target. In the event of a conflict between the terms and conditions in the body of this Agreement and the terms and conditions in any Schedule, the terms and conditions in the body of this Agreement shall prevail.

13.15English Language. This Agreement is written and executed in, and all other communications under or in connection with this Agreement will be in, the English language. Any translation into any other language will not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version will control.

13.16Parties in Interest. All of the terms and provisions of this Agreement will be binding upon, and will inure to the benefit of and be enforceable solely by the Parties and their respective successors, heirs, administrators and permitted assigns and they will not be construed as conferring any rights on any other Persons.

13.17Performance by Affiliates. Each Party will have the right to perform any obligations hereunder through any of its Affiliates and will cause its Affiliates to comply with the provisions of this Agreement applicable to such performance.  Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement and will cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.  Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement will be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

13.18Counterparts. This Agreement may be signed in counterparts, each and every one of which will be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies from separate computers or printers. Signatures transmitted via e-mail, including PDFs or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, will be treated as original signatures.

[Signature page to follow]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

ImmunoGen, Inc.

By:	/s/ Stacey Coen
Name: Stacey Coen
Title: SVP, Chief Business Officer

Vertex Pharmaceuticals Incorporated

By:	/s/ Bastiano Sanna
Name: Bastiano Sanna
Title: EVP and Chief VCGT

[Signature Page to License and Option Agreement]

Schedule 1.33

Baseball Arbitration Procedures

Selection of Baseball Expert and Submission of Positions. The Parties will select and agree upon a mutually acceptable independent Third Party expert who is neutral, disinterested and impartial, with experience that is relevant to the dispute and reasonably acceptable to both Parties (the “Baseball Expert”). If the Parties are unable to mutually agree upon a Baseball Expert within [***]  days following the delivery of the request for Baseball Arbitration, then upon request by either Party, the Baseball Expert will be an arbitrator appointed by Judicial and Mediation Services (“JAMS”). Once the Baseball Expert has been selected, each Party will within [***] days following selection of the Baseball Expert provide the Baseball Expert and the other Party with a written report setting forth its position with respect to the substance of the dispute and may submit a revised or updated report and position to the Baseball Expert within [***] days of receiving the other Party’s report. If so requested by the Baseball Expert, each Party will make oral submissions to the Baseball Expert based on such Party’s written report, and each Party will have the right to be present during any such oral submissions.

JAMS Supervision. In the event the Baseball Expert is a JAMS arbitrator selected by JAMS as provided in this Schedule 1.33, the matter will be conducted as a binding arbitration in accordance with JAMS procedures, as modified by this Schedule 1.33 (including that the arbitrator will adopt as his or her decision the position of one Party or the other, as described below). In such event, the arbitrator may retain a Third Party expert with the same experience specified in the first sentence of this Schedule 1.33 for the Baseball Expert to assist in rendering such decision, and the expenses of any such expert will be shared by the Parties as costs of the arbitration as provided in this Schedule 1.33.

Determination by the Baseball Expert. The Baseball Expert will, no later than [***] days after the last submission of the written reports and, if any, oral submissions, select one of the Party’s positions as his or her final decision, and will not have the authority to modify either Party’s position or render any substantive decision other than to so select the position of either Party as set forth in their respective written report (as initially submitted, or as revised in accordance with this Schedule 1.33, as applicable). The decision of the Baseball Expert will be the sole, exclusive and binding remedy between them regarding the dispute submitted to such Baseball Expert.

Location; Costs. Unless otherwise mutually agreed upon by the Parties, the in-person portion (if any) of such proceedings will be conducted in Boston, Massachusetts. The Parties agree that they will share equally the costs and fees of the Baseball Expert in connection with any proceeding under this Schedule 1.33, including the cost of the arbitration filing and hearing fees, the cost of any independent expert retained by the arbitrator and the cost of the arbitrator and administrative fees of JAMS if applicable. Each Party will bear its own costs and attorneys’ and witnesses’ fees and associated costs and expenses incurred in connection with any proceeding under this Schedule 1.33.

Timetable for Completion in [***] Days. The Parties will use, and will direct the Baseball Expert to use, Commercially Reasonable Efforts to resolve a dispute within [***] days after the selection of the Baseball Expert, or if resolution within [***] days is not reasonably achievable, as determined by the Baseball Expert, then as soon thereafter as is reasonably practicable.

Schedule 1.68

Chemical Structure of [***]

[***]

Schedule 1.88

Chemical Structure of [***]

[***]

Schedule 1.107

ImmunoGen Patents

[***]

Schedule 1.160

Pre-Signing [***] Vertex Targets

[***]

Schedule 1.161

Pre-Signing [***]Vertex Target

[***]

Schedule 2.2.1

Research Plan

[***]

Schedule 2.4.2

Materials

[***]

Information

[***]